UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2006 Annual Report

  Wanger International Select

  2006 Annual Report

1	Understanding Your Expenses

2	Small Caps: The Dilbert Antidote

5	Performance Review

7	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Unaudited Information

19	Management Fee Evaluation of the Senior Officer

23	Board Approval of the Amended and Restated Advisory Agreement

25	Board of Trustees and Management of Wanger Advisors Trust

28	Special Notice

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 35 years of small- and mid-cap investment experience. Columbia WAM manages more than $32.9 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice, and the portfolio managers may alter a Fund's portfolio holdings based on these views and the Fund's circumstances at that time.

Wanger International Select 2006 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,213.89	1,019.41	6.42	5.85	1.15

*For the six months ended December 31, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2006 Annual Report

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

I have expressed concerns about small-cap valuations in the past. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and

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Wanger International Select 2006 Annual Report

structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it." 7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. These companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

While there are losers in both the large and small cap ranks, a minority of enormously

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Wanger International Select 2006 Annual Report

successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had what we believe to be some spectacular winners over the life of our Funds. These have far offset our losers.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

1U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return linked with the Russell 2500 on 12/31/1978 and, for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3As of January 9, 2007.

4Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5Ibid., pg. 9.

6Ibid., pg. 36.

7Ibid., pg. 88.

8Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9Ibid., pg. 192.

10In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The datelines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

The views expressed in this column are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the author disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

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Wanger International Select 2006 Annual Report

Performance Review Wanger International Select

Christopher J. Olson

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For monthly performance updates, call 1-888-4-WANGER.

Wanger International Select gained an impressive 36.00% (without insurance charges) in 2006, outperforming the 27.88% gain of the S&P/Citigroup World ex-US Cap Range $2-10B Index. Outperformance was strong in a number of areas, particularly Ireland where the Fund was overweight. In a reversal from last year, the weakest market was Japan. The Fund was underweight in this market throughout the year.

Irish beverage company C&C Group ended the year up 159%. Strong sales and a well received launch of its cider product in the United Kingdom resulted in dramatic earnings upgrades for the stock. Hong Kong Exchanges and Clearing operates the Hong Kong equity and derivatives market and rose 169% in the Fund for the year. Increased trading volume and new stock listings from China drove this stock's stellar performance. Rounding out the top three, Ireland's IAWS Group, a manufacturer and distributor of baked goods, ended the year up 80%. The stock benefited from strong performance in its baked goods divisions and from the acquisition of Otis Spunkmeyer, a U.S. cookie dough manufacturer.

Even in such a strong year, there were some stocks that detracted from performance and, as was the case at mid-year, the common thread was Japan. In a year where the Fund was up 36%, both the Fund's Japanese portfolio and the Japanese weighting in its benchmark index were essentially flat. Daito Trust Construction, a developer of apartment and condo buildings in Japan, was down roughly 11% for the year. The stock fell as new construction orders slowed when it switched to a new order system. Ushio, a Japanese manufacturer of industrial light sources, fell 10% in the year. JSR, a maker of films and chemicals for LCD screens and electronics in Japan, fell 12% due to inventory build-ups in the LCD panel industry. The situation has since improved.

International mid-cap stocks have had a strong run for the last five years, which likely has some investors questioning how much steam is left in these names. While we can't predict the future, we are still finding attractively valued stocks to include in Wanger International Select.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Fund's Positions in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

C&C Group	5.1%
Hong Kong Exchanges and Clearing	3.3%
IAWS Group	2.3%
JSR	2.1%
Daito Trust Construction	2.0%
Ushio	1.3%

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Wanger International Select 2006 Annual Report

Growth of a $10,000 Investment in
Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2006

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2006, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2006

	4th quarter	1 year
Wanger International Select	13.47%	36.00%
S&P/Citigroup World ex-US Cap Range $2-10B	11.32	27.88
MSCI EAFE	10.35	26.34

NAV as of 12/31/06: $26.62

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations

The S&P/Citigroup World ex-U.S. Cap Range $2-10B is a subset of the broad market, selected by the index sponsor, representing the mid-cap developed market, excluding the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 12/31/06

Japan	22.0%
Ireland	18.6
Switzerland	9.8
Canada	7.3
France	5.7

Top 10 Holdings

As a % of net assets, as of 12/31/06

1. C&C Group Beverage Company – Ireland	5.1%
2. Bank of Ireland Irish Commercial Bank – Ireland	4.2
3. Anglo Irish Bank Small Business & Middle Market Banking – Ireland	3.8
4. Jupiter Telecommunications Largest Cable Service Provider in Japan – Japan	3.4
5. Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator – Hong Kong	3.3
6. Synthes Products for Orthopedic Surgery – Switzerland	3.3
7. Northern Rock Lowest Cost Mortgage Bank in UK – United Kingdom	3.1
8. Alliance Atlantis Communication CATV Channels, TV/Movie Production/Distribution – Canada	3.0
9. SES Global Satellite Broadcasting Services – France	2.8
10. Hoya Opto-electrical Components & Eyeglass Lenses — Japan	2.8

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Wanger International Select 2006 Annual Report

Wanger International Select

Statement of Investments December 31, 2006

Number of Shares		Value
	Common Stocks – 97.3%
	Europe – 55.2%
	Ireland – 18.6%
180,000	C&C Group Beverage Company	$3,194,761
115,000	Bank of Ireland Irish Commercial Bank	2,649,218
115,000	Anglo Irish Bank Small Business & Middle Market Banking	2,384,406
55,000	IAWS Group Baked Goods	1,408,393
262,500	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	1,376,037
40,000	Grafton Group Builders Materials Wholesaling & Do-it-yourself Retailing	668,522
		11,681,337
	Switzerland – 9.8%
17,400	Synthes	2,074,136 Products for Orthopedic Surgery
940	Geberit	1,448,300 Plumbing Supplies
18,100	Kuehne & Nagel Freight Forwarding/Logistics	1,316,756
3,000	Swatch Group Watch & Electronics Manufacturer	662,743
10,300	Schindler Elevator Manufacturer & Service Provider	647,626
		6,149,561
	France – 5.7%
100,000	SES Global Satellite Broadcasting Services	1,776,034
9,500	Neopost	1,192,995 Postage Meter Machines
6,500	Imerys	576,743 Industrial Minerals Producer
		3,545,772

Number of Shares		Value
	Germany – 5.4%
8,600	Wincor Nixdorf Retail POS Systems & ATM Machines	$1,337,773
525	Porsche Specialty Automobile Manufacturer	667,729
3,600	Deutsche Boerse Trading, Clearing, Settlement Services for Financial Markets	662,090
34,000	Depfa Bank Investment Banker to Public Authorities	609,836
2,600	Gagfah German Residential Property	82,332
		3,359,760
	Netherlands – 4.4%
21,000	Fugro Oilfield Services	1,003,089
11,000	Aalberts Industries Flow Control & Heat Treatment	950,927
12,000	USG People Temporary Staffing Services	521,469
2,800	Boskalis Westminster Dredging & Maritime Contractor	277,150
		2,752,635
	United Kingdom – 3.1%
85,000	Northern Rock Lowest Cost Mortgage Bank in UK	1,954,831
	Spain – 2.8%
41,000	Red Electrica de Espana Spanish Power Grid	1,755,441
	Denmark – 2.1%
15,000	Novozymes Industrial Enzymes	1,285,908
	Sweden – 2.0%
30,000	Hexagon Measurement Equipment & Polymers	1,277,109
	Czech Repulic – 1.3%
5,400	Komercni Banka Leading Czech Universal Bank	803,958
	Europe Total	34,566,312

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Wanger International Select

Statement of Investments December 31, 2006

Number of Shares		Value
	Asia – 27.4%
	Japan – 22.0%
2,650	Jupiter Telecommunications (b) Largest Cable Service Provider in Japan	$2,126,132
45,000	Hoya Opto-electrical Components & Eyeglass Lenses	1,756,876
30,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	1,681,980
51,000	JSR Films & Chemicals for LCD Screens & Electronics	1,321,724
27,000	Daito Trust Construction Apartment Builder	1,235,328
255	Kenedix Real Estate Investment Management	1,153,475
135,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,069,623
14,500	USS Used Car Auctioneer	945,005
40,000	Ushio Industrial Light Sources	823,371
13,000	Ibiden Electronic Parts & Ceramics	656,640
43,000	Park24 Parking Lot Operator	551,675
15,000	Ito En Bottled Tea & Other Beverages	457,397
		13,779,226
	Hong Kong – 3.4%
190,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	2,075,447
	Singapore – 2.0%
340,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	1,257,017
	Asia Total	17,111,690

Number of Shares or Principal Amount		Value
	Other Countries – 14.7%
	Canada – 7.3%
44,000	Alliance Atlantis Communication (b) CATV Channels, TV/Movie Production/Distribution	$1,904,661
11,100	Potash World's Largest Producer of Potash	1,592,628
57,400	RONA (b) Leading Canadian Do-it-yourself Retailer	1,033,658
		4,530,947
	South Africa – 4.7%
60,500	Impala Platinum Holdings Platinum Group Metals Mining & Refining	1,585,983
58,000	Naspers Media & Education in Africa & other Emerging Markets	1,375,050
		2,961,033
	United States – 2.7%
35,000	Atwood Oceanics (b) Offshore Drilling Contractor	1,713,950
	Other Countries Total	9,205,930
Total Common Stocks (Cost of $41,372,302) – 97.3%		60,883,932
Short-Term Obligation – 2.1%
$1,331,000	Repurchase Agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 5.15% collateralized by Federal Home Loan Bank Bond, maturing 01/19/16, market value of $1,361,775 (repurchase proceeds: $1,331,762)	1,331,000
Total Short-Term Obligation (cost: $1,331,000)		1,331,000
Total Investments (Cost: $42,703,302) – 99.4% (a) (c)		62,214,932
Cash and Other Assets Less Liabilities – 0.6%		379,441
Total Net Assets – 100.0%		$62,594,373

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Wanger International Select

Statement of Investments December 31, 2006

Notes to Statement of Investments:

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $43,165,914 and net unrealized appreciation was $19,049,018, consisting of gross unrealized appreciation of $19,793,361 and gross unrealized depreciation of $744,343.

(b)  Non-income producing security.

(c)  At December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$23,094,946	36.9%
Japanese Yen	13,779,226	22.0
Swiss Francs	6,149,561	9.8
US Dollars	4,637,578	7.4
Other currencies less than 5% of total net assets	14,553,621	23.3%
	$62,214,932	99.4%

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2006

At December 31, 2006, the Fund's portfolio investments was diversified as follows:

	Value	Percent of Net Assets
Industrial Goods & Services
Speciality Chemicals	$4,253,998	6.8%
Conglomerates	2,884,676	4.6
Construction	2,683,628	4.3
Other Industrial Services	1,964,382	3.2
Machinery	1,192,995	1.9
Electrical Components	823,371	1.3
Industrial Distribution	668,522	1.1
Outsourcing & Training Services	521,469	0.8
	14,993,041	24.0
Information Technology
Financial Processors	3,994,554	6.4
Cable Television	2,126,132	3.4
Television Programming	1,904,661	3.1
Satellite Broadcasting	1,776,034	2.8
Semiconductors & Related Equipment	1,756,876	2.8
Television Broadcasting	1,375,050	2.2
Computer Hardware & Related Equipment	1,337,773	2.1
	14,271,080	22.8
Consumer Goods & Services
Food	5,060,551	8.1
Retail	2,715,638	4.3
Durables Goods	1,330,472	2.1
Consumer Goods Distribution	945,005	1.5
Other Consumer Services	551,675	0.9
	10,603,341	16.9

	Value	Percent of Net Assets
Finance
Banks	$8,402,249	13.4%
	8,402,249	13.4
Energy & Minerals
Mining	3,178,611	5.1
Oil Services	2,994,189	4.8
	6,172,800	9.9
Health Care
Medical Equipment	2,074,136	3.3
Pharmaceuticals	1,376,037	2.2
	3,450,173	5.5
Other Industries
Regulated Utilities	1,755,441	2.8
Real Estate	1,235,807	2.0
	2,991,248	4.8
Total Common Stocks	60,883,932	97.3
Short-Term Obligation	1,331,000	2.1
Total Investments	62,214,932	99.4
Cash & Other Assets Less Liabilities	379,441	0.6
Net Assets	$62,594,373	100.0%

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at cost	$42,703,302
Investments, at value	$62,214,932
Cash	774
Foreign currency (cost of $11,427)	11,432
Receivable for:
Investments sold	198,249
Fund shares sold	166,268
Interest	571
Dividends	72,595
Foreign tax reclaims	17,979
Other Assets	64
Total Assets	62,682,864
Liabilities:
Payable for:
Fund shares repurchased	9,226
Investment advisory fee	51,890
Transfer agent fee	12
Trustees' fees	250
Custody fee	753
Other liabilities	26,360
Total Liabilities	88,491
Net Assets	$62,594,373
Composition of Net Assets:
Paid-in capital	$35,182,281
Undistributed net investment income	56,352
Accumulated net realized gain	7,842,802
Net unrealized appreciation (depreciation) on:
Investments	19,511,630
Foreign currency translations	1,308
Net Assets	$62,594,373
Fund Shares outstanding	2,351,729
Net asset value per share	$26.62

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $62,151)	$834,485
Interest	82,938
Total Investment Income	917,423
Expenses:
Investment advisory fee	548,729
Transfer agent fee	147
Trustees' fees	3,531
Custody fee	34,462
Chief compliance officer expenses (See Note 4)	1,106
Non-recurring costs (See Note 9)	370
Other expenses (See Note 5)	70,018
Total Expenses	658,363
Non-recurring costs assumed by Investment Advisor (See Note 9)	(370)
Custody earnings credit	(405)
Net Expenses	657,588
Net Investment Income	259,835
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	9,100,005
Foreign currency transactions	(7,322)
Net realized loss on investments purchased/sold in error (See Note 8)	—
Net realized gain	9,092,683
Net change in unrealized appreciation on:
Investments	7,547,655
Foreign currency translations	2,923
Net change in unrealized appreciation	7,550,578
Net Gain	16,643,261
Net Increase in Net Assets from Operations	$16,903,096

See Accompanying Notes to Financial Statements.
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Wanger International Select 2006 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2006	2005
Operations:
Net investment income	$259,835	$299,187
Net realized gain on investments and foreign currency transactions	9,092,683	3,589,539
Net change in unrealized appreciation on investments and foreign currency translations	7,550,578	2,219,669
Net Increase in Net Assets from Operations	16,903,096	6,108,395
Distributions Declared to Shareholders:
From net investment income	(154,737)	(770,742)
Share Transactions:
Subscriptions	20,098,821	12,185,603
Distributions reinvested	154,737	770,742
Redemptions	(18,433,819)	(9,499,381)
Net Increase from Share Transactions	1,819,739	3,456,964
Total Increase in Net Assets	18,568,098	8,794,617
Net Assets:
Beginning of period	44,026,275	35,231,658
End of period	$62,594,373	$44,026,275
Undistributed (overdistributed) net investment income at end of period	$56,352	$(304,857)

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006	2005		2004	2003		2002
Net Asset Value, Beginning of Period	$19.63	$17.19		$13.87	$9.86		$11.64
Income from Investment Operations:
Net investment income (a)	0.11	0.13		0.04	0.04		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.94	2.66		3.33	4.01		(1.82)
Total from Investment Operations	7.05	2.79		3.37	4.05		(1.78)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)	(0.35)		(0.05)	(0.04)		—
Net Asset Value, End of Period	$26.62	$19.63		$17.19	$13.87		$9.86
Total Return (b)	36.00%	16.43	%(c)	24.34%	41.24	%(c)	(15.29	)%(c)
Ratios to Average Net Assets:
Expenses (d)	1.19%	1.32%		1.43%	1.45%		1.45%
Net investment income (d)	0.47%	0.76%		0.29%	0.39%		0.35%
Waiver	—	0.00	%(e)	—	0.09%		0.10%
Portfolio turnover rate	61%	48%		71%	59%		113%
Net assets, end of period (000's)	$62,594	$44,026		$35,232	$26,928		$14,083

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
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Wanger International Select 2006 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith under consistantly applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase prices including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

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Wanger International Select 2006 Annual Report

Notes to Financial Statements

GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$256,111	$(256,111)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	154,737	$770,742

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$1,243,459	$7,118,294	$19,050,339

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital. Capital loss carryforwards of $993,509 were utilized during the year ended December 31, 2006 for the Fund.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management, Inc. (CM), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.99% of average daily net assets.

The investment advisory agreement also provides that through April 30, 2007 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the year ended December 31, 2006.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2006, the Fund paid $3,531 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2006, the Fund had no purchases or sales transactions with funds that have a common investment adviser.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2006	Year ended December 31, 2005
Shares sold	919,957	688,890
Shares issued in reinvestment of dividend distributions	7,482	43,155
Less shares redeemed	(818,880)	(537,836)
Net increase in shares outstanding	108,559	194,209

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were $33,909,678 and $32,651,297, respectively.

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Wanger International Select 2006 Annual Report

Notes to Financial Statements

8.  Other

During the year ended December 31, 2006, the Fund had a realized loss due to a trading error. The loss of $64 was reimbursed by Columbia WAM.

9. Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a noticed of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, CM has assumed $370 in consulting services and legal fees incurred by the Fund in connection with these matters.

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Wanger International Select 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The December financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

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Wanger International Select 2006 Annual Report

Unaudited Information

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $7,118,294.

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $62,151 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006.

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Wanger International Select 2006 Annual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

19

Wanger International Select 2006 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

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Wanger International Select 2006 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

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Wanger International Select 2006 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

22

Wanger International Select 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

The Compliance/Contract Review Committee (the "Committee") of the board of trustees of the Wanger Advisors Trust (the "Trust") meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the Amended and Restated Investment Advisory Agreement (the "Agreement") of the Wanger Advisors Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer, who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLP, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

On July 24, 2006 the board of trustees most recently approved the continuation of the Agreement in the form presented at the meeting through July 31, 2007. The board actions followed Committee meetings held in April, May and July 2006.

In considering whether to approve the continuation of the Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement.

Nature, quality and extent of services. Throughout the contract renewal process, the trustees reviewed the nature, quality and extent of CWAM's services to the Funds, as outlined in the Fee Evaluation and the Agreement, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At various Committee meetings and other informal meetings, the trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, implementing an effective compliance program, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Furthermore, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order (the "Order") by providing them with necessary information.

During the contract renewal process, the trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel at the current time, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel. However, the trustees noted that CWAM may need to hire additional personnel as assets under management grow.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM, intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various Committee and board meetings, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that Wanger U.S. Smaller Companies and Wanger Select had outperformed their respective benchmarks and peers. The trustees also considered that Lipper and Morningstar had ranked both domestic Funds number one in their respective peer groups for the past five years. With respect to the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, the trustees considered that each Fund had underperformed its respective benchmark and peers. However, they noted that the Lipper peer groups for both international Funds consisted of funds that held more large-cap securities than the Funds. Additionally, the trustees considered that, as reported at Committee and board meetings by the CWAM portfolio managers, the international Funds' underperformance might be largely attributed to their underweight in Japanese securities, and CWAM had since taken steps to strengthen its research team in that region and had made changes to its portfolio management team. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of advisory fees and the actual advisory fees, as ranked by Morningstar, for Wanger U.S. Smaller Companies and Wanger Select were higher than the median advisory fees of their respective peer groups,

23

Wanger International Select 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

while the advisory fees for the international Funds were lower than their respective peer groups. As ranked by Lipper, the advisory fees of all of the Funds were higher than their respective peer groups. The trustees also considered that the expense ratios of each of the domestic Funds were higher, and the expense ratios of each of the international Funds were lower than the median expense ratios of their respective peer groups, as ranked by Morningstar.

Throughout the contract renewal process, the trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for its institutional separate accounts as detailed in the Fee Evaluation. Although in some instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the Fee Evaluation noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process, which they found to be sound.

The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted that the unified board of the Trust and Columbia Acorn Trust, another registered investment company advised by CWAM, if elected by the shareholders at the meeting scheduled for September 11, 2006, should continue to evaluate the Funds' investment advisory fees and consider breakpoints as asset levels rise.1 The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

Economies of Scale. At various meetings throughout the contract renewal process, the trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees noted that the advisory fee schedule for Wanger U.S. Smaller Companies contained two breakpoints and the advisory fee schedule for Wanger International Small Cap contained three breakpoints that reduce the fee rate on assets above specified levels. The trustees determined not to include additional breakpoints at this time, concluding that the fee schedule for each Fund provided sharing of economies of scale to some degree. The trustees agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. Throughout the contract renewal process, the trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. The trustees noted that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefore, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. At various committee and informal meetings throughout the contract renewal process, the trustees considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees determined that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.

New Terms of the Agreement. As previously mentioned, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Order by providing them with necessary information.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement, as proposed to be amended, was in the best interest of each Fund. On July 24, 2006, the trustees approved the continuation of the Agreement, as amended to incorporate the new terms described above.

1 Fund shareholders elected the unified board at the Trust's shareholder meeting held on September 11, 2006.

24

Wanger International Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about Columbia the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Margaret Eisen, 53, Trustee	2006	Managing director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Columbia Acorn Trust.

Jerome Kahn, Jr., 72, Trustee	2006	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 47, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust.

David C. Kleinman, 71, Trustee	2006	Adjunct professor of strategic management, University of Chicago Graduate School of Business; Business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust.

Allan B. Muchin, 70, Trustee	2006	Chairman emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	2006	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust.

25

Wanger International Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
James A. Star, 45, Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Columbia Acorn Trust.

Patricia H. Werhane, 71, Trustee	1998	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia, since 1993; Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia ( 2001 to present), and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Columbia Acorn Trust.

John A. Wing, 71, Trustee	2006	Partner, Dancing Lion Investment Partners (investment partnership); prior therto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bancorp; Columbia Acorn Trust.

Nominees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid (1), 53, Trustee and President	2006	President of Wanger Advisors Trust, since 1994; President and Chief Investment Officer, CWAM since 2003; Portfolio manager since 1995 and director of research 1992-2003; CWAM interim director of international research, CWAM 2003-2004; president since 2003, Columbia Acorn Trust.	10	Columbia Acorn Trust.

Ralph Wanger (2), 72, Trustee	1994	Founder, former president, chief investment officer and portfolio manager, CWAM (July 1992 to September 2003); president of Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994-September 2003); director, Wanger Investment Company PLC; advisor to CWAM (September 2003 to September 2005).	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; vice president, Columbia Acorn Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Columbia Acorn Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

26

Wanger International Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Columbia Acorn Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of CWAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Columbia Acorn Trust since March 2006; Group Operations Manager, CWAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since May 2006; assistant treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, CWAM since April 1995; vice president, treasurer and secretary, Columbia Acorn Trust; director, Wanger Investment Company PLC; and director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, CWAM since 2005; vice president, Columbia Acorn Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; director of domestic research, CWAM since March 2004; vice president, Columbia Acorn Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; vice president, Columbia Acorn Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; vice president, Columbia Acorn Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Columbia Acorn Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Columbia Acorn Trust; Executive Administrator, CWAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

(1)  Trustee who is an "interested person" of Wanger Advisors Trust ("WAT") and of Columbia Wanger Asset Management, L.P. ("CWAM"), as defined in the Investment Company Act of 1940 (the "1940 Act"), because he is an officer of WAT and/or because he is an employee or other affiliated person of CWAM.

(2)  Trustee who is treated as an "interested person" of WAT and of CWAM, as defined in the 1940 Act, because he is a former officer of WAT, former employee of CWAM and former consultant to CWAM.

27

Wanger International Select 2006 Annual Report

Special Notice

A special meeting of the shareholders was held on September 11, 2006 for the purpose of electing eleven trustees, two of whom, Patricia Werhane and Ralph Wanger, were existing trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 14, 2006. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following eleven trustees, by the votes shown below:

Nominee	For	Against	Abstain/BNV*
Margaret Eisen	87,805,765.187	2,652,357.371	0
Jerome Kahn, Jr.	87,131,007.452	3,327,115.106	0
Steven N. Kaplan	87,604,219.594	2,853,902.964	0
David C. Kleinman	87,304,377.265	3,153,745.293	0
Charles P. McQuaid	87,915,076.317	2,543,046.241	0
Allan B. Muchin	87,388,561.627	3,069,560.931	0
Robert E. Nason	87,540,409.570	2,917,712.988	0
James A. Star	87,875,879.245	2,582,243.313	0
Ralph Wanger	87,578,551.313	2,879,571.245	0
Patricia H. Werhane	87,593,275.610	2,864,846.948	0
John A. Wing	87,559,125.923	2,898,996.635	0

*  "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

28

Wanger International Select 2006 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP

Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

29

Wanger Advisors Trust

SHC-42/116469 1206 02/07 07/33818

Wanger International Small Cap

2006 Annual Report

  Wanger International Small Cap

  2006 Annual Report

1	Understanding Your Expenses

2	Small Caps: The Dilbert Antidote

5	Performance Review

7	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Unaudited Information

22	Management Fee Evaluation of the Senior Officer

26	Board Approval of the Amended and Restated Advisory Agreement

28	Board of Trustees and Management of Wanger Advisors Trust

31	Special Notice

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 35 years of small- and mid-cap investment experience. Columbia WAM manages more than $32.9 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice, and the portfolio managers may alter a Fund's portfolio holdings based on these views and the Fund's circumstances at that time.

Wanger International Small Cap 2006 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Small Cap	1,000.00	1,000.00	1,191.71	1,020.11	5.58	5.14	1.01

*For the six months ended December 31, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International Small Cap 2006 Annual Report

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

I have expressed concerns about small-cap valuations in the past. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and

2

Wanger International Small Cap 2006 Annual Report

structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it." 7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. These companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

While there are losers in both the large and small cap ranks, a minority of enormously

3

Wanger International Small Cap 2006 Annual Report

successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had what we believe to be some spectacular winners over the life of our Funds. These have far offset our losers.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

1U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return Linked with the Russell 2500 on 12/31/1978 and, for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3As of January 9, 2007.

4Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5Ibid., pg. 9.

6Ibid., pg. 36.

7Ibid., pg. 88.

8Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9Ibid., pg. 192.

10In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The datelines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

The views expressed in this column are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the author disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

4

Wanger International Small Cap 2006 Annual Report

Performance Review Wanger International Small Cap

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates call 1-888-4-WANGER.

Wanger International Small Cap was up 37.16% (without insurance charges) for the year, topping the 30.83% gain of the S&P/Citigroup EMI Global ex-US Index ("EMI"), and the 26.34% return of the large-cap MSCI EAFE Index ("EAFE"). Aside from successful stock selection, the Fund's good results were driven by strong returns in Europe, where the Fund maintained a moderate overweight position, and by emerging markets. These areas more than offset declining markets in Japan, where the Fund maintained a slight underweight position. On a sector basis, energy, basic materials and industrials posted strong absolute and relative returns. The weakening U.S. dollar translated into a net gain of 7.90% for shareholders over the course of the year.

For the seventh consecutive year, international small-cap stocks outperformed relative to international large-cap stocks. At this time last year, we noted that the strong price movement of small-cap stocks globally had eroded the valuation discount to larger-caps. We were surprised that, among the regions we track, only Japanese small caps underperformed their large-cap counterparts for the annual period. In most regions, international small caps extended a seven-year record of beating international large caps.

In May through July, global small caps exhibited significant volatility. In a context of relatively high valuations, this seems to have been driven by anxiety about the sustainability of U.S. consumption, and the effects a U.S. slowdown would likely have on the global economy. This short-term correction reinforced our conviction that valuation matters a great deal when considering risk, even though many financial market participants look, rather, at historic volatility. It strikes us that higher valuations simply provide a lower margin of safety when making predictions in circumstances fraught with uncertainty.

Emerging markets as a group, which represent less than 20% of the Fund's exposure, posted another strong year, returning over 40%. It is noteworthy that emerging market bond spreads, a key indicator of perceived risk, have narrowed considerably. Whether risk in these markets is in fact lower, due to structural reforms and other factors, or if the lower risk premium simply reflects excess liquidity, remains a hotly contested issue. It is true that we are seeing an ever increasing number of dynamic, entrepreneurial companies coming to the market in industrializing countries, and fulfilling increasingly stringent listing requirements defined by the local exchanges. In Brazil, for example, the Novo Mercado now allows only one class of stock, which confers to minority investors a greater voice in corporate governance than was the case just five years ago, when non-voting preferred shares were commonplace.

We have remarked in past reports that the Japanese market is looking increasingly attractive in terms of valuation and fundamentals. After a strong second half of 2005, the Japanese market did an about face and ended 2006 as the planet's worst-performing major region. The Japan portion of the EMI declined nearly 11% in local currency, and small-cap stocks were hit particularly hard. In our opinion, this has strengthened the valuation argument for Japan. On a price-to-earnings comparison, Japanese small caps are now trading at a reasonable discount both to their average over the last decade (not surprising, given overvaluation), but also to small caps in other markets. The economy is improving, we are seeing reasonable growth in many small-cap companies, and strong balance sheets limit downside risk. Contingent upon our ability to find good investment ideas, we expect to continue moving money into Japanese companies in the course of 2007.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

5

Wanger International Small Cap 2006 Annual Report

Growth of a $10,000 Investment in
Wanger International Small Cap

Total return for each period,
May 3, 1995 (inception date) through December 31, 2006

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through December 31, 2006, to the S&P/Citigroup EMI Global ex-US Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2006

	4th quarter	1 year
Wanger International Small Cap	14.25%	37.16%
S&P/Citigroup EMI Global ex-US	13.79	30.83
MSCI EAFE	10.35	26.34

NAV as of 12/31/06: $41.77

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The S&P/Citigroup EMI Global ex-U.S. is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the United States. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 12/31/06

Japan	13.7%
United Kingdom	9.7
France	9.7
Ireland	8.0
Netherlands	7.5

Top 10 Holdings

As a % of net assets, as of 12/31/06

1. C&C Group Beverage Company – Ireland	1.7%
2. Hexagon Measurement Equipment & Polymers – Sweden	1.4%
3. Bank of Ireland Irish Commercial Bank – Ireland	1.4%
4. Fugro Oilfield Services – Netherlands	1.3%
5. Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator – Hong Kong	1.2%
6. SES Global Satellite Broadcasting Services - France	1.2%
7. Jubilee Mines Nickel Mining – Australia	1.2%
8. Suzano Papel e Celulose Pulp & Paper Producer – Brazil	1.2%
9. Atwood Oceanics Offshore Drilling Contractor – United States	1.2%
10. Anglo Irish Bank Small Business & Middle Market Banking – Ireland	1.1%

6

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares		Value
	Common Stocks – 96.2%
	Europe – 57.0%
	United Kingdom – 9.7%
1,820,000	Debt Free Direct Consumer Debt Reduction & Management Solutions	$16,020,344
848,214	Expro International Group Offshore Oilfield Services	14,674,517
600,000	Northern Rock Lowest Cost Mortgage Bank in UK	13,798,809
2,500,000	RPS Group Environmental Consulting & Planning	13,210,862
1,000,000	Paragon Group UK Buy-to-let Finance Company	13,083,777
1,700,000	Charles Taylor Insurance Services	13,031,541
1,312,000	Tullow Oil Oil & Gas Producer	10,221,572
900,000	Workspace Group UK Real Estate	8,726,595
350,000	Northgate Light Commercial Vehicle Rental Specialist	8,234,093
450,000	Keller Group International Ground Engineering Specialist	7,910,566
1,400,000	Taylor Nelson Sofres Market Research	5,482,205
1,008,000	BBA Group Aviation Support Services & Non-woven Materials	5,366,087
215,000	Randgold Resources (b) Gold Mining in Western Africa	5,043,900
1,480,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	4,491,654
478,300	Mears Group Social Housing Maintenance	3,393,280
300,000	Fiberweb (b) Non-woven Fabrics	1,221,793
23,206	Detica Group UK IT Services Company	166,574
		144,078,169
	France – 9.7%
1,000,000	SES Global Satellite Broadcasting Services	17,760,340
250,000	April Group Insurance Policy Construction	12,008,880

Number of Shares		Value
144,366	Rubis Tank Storage & LPG Supplier	$11,280,975
200,000	Carbone Lorraine Advanced Industrial Materials	11,240,694
130,000	Iliad Alternative Internet & Telecoms Provider	11,240,117
85,000	Pierre & Vacances Vacation Apartment Lets	10,416,954
171,056	Trigano Leisure Vehicles & Camping Equipment	8,872,152
70,000	Neopost Postage Meter Machines	8,790,488
65,000	Bacou Dalloz Safety Equipment	8,697,797
45,000	Ciments Francais Leading French & Emerging Markets Cement Producer	8,641,291
90,000	Norbert Dentressangle Transport	8,195,273
110,000	Eurofins Scientific (b) Food Screening & Testing	7,854,951
81,000	Imerys Industrial Minerals Producer	7,187,108
230,000	Legrand Electrical Components	6,740,385
100,000	Foncia Groupe Real Estate Services	4,880,498
		143,807,903
	Ireland – 8.0%
1,400,000	C&C Group Beverage Company	24,848,142
900,000	Bank of Ireland Irish Commercial Bank	20,733,012
800,000	Anglo Irish Bank Small Business & Middle Market Banking	16,587,171
3,162,200	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	16,576,401
600,000	IAWS Baked Goods	15,364,293
400,000	Kingspan Group Building Insulation & Environmental Containers	10,596,663

See accompanying notes to financial statements.
7

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares		Value
	Ireland – 8.0% (cont)
550,000	Grafton Group Builders Materials Wholesaling & Do-it-yourself Retailing	$9,192,171
200,000	Paddy Power Irish Betting Services	3,972,937
		117,870,790
	Netherlands – 7.5%
400,000	Fugro Oilfield Services	19,106,470
316,000	USG People Temporary Staffing Services	13,732,021
150,000	Aalberts Industries Flow Control & Heat Treatment	12,967,184
236,000	Smit Internationale Harbor & Offshore Towage & Marine Services	12,696,589
190,000	Imtech Engineering & Technical Services	12,075,926
336,000	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	10,279,995
85,000	OPG Groep Health Care Supplies & Pharmacies	9,987,188
410,000	Unit 4 Agresso (b) Business & Security Software	9,661,560
53,887	Boskalis Westminster Dredging & Maritime Contractor	5,333,847
254,700	Wavin (b) Largest European Plastic Pipe Systems Company	4,984,054
		110,824,834
	Germany – 7.1%
90,000	Wincor Nixdorf Retail POS Systems & ATM Machines	13,999,947
55,000	Rational Commercial Oven Manufacturer	10,245,112
260,000	CTS Eventim Event Ticket Sales	10,040,817
125,000	Vossloh Rail Infrastructure & Diesel Locomotives	9,448,050
525,000	Depfa Bank Investment Banker to Public Authorities	9,416,593
6,700	Porsche Specialty Automobile Manufacturer	8,521,491

Number of Shares		Value
309,000	Deutsche Beteiligungs Private Equity Investment Management	$8,188,075
155,000	Hugo Boss Designs Fashion Apparel	7,962,490
150,000	Rhoen-Klinikum Health Care Services	7,272,868
163,000	GFK Market Research Services	7,064,072
88,000	Elringklinger Automobile Components	5,628,547
300,000	Takkt Mail Order Retailer of Office & Warehouse Durables	5,207,051
50,000	Gagfah German Residential Property	1,583,306
		104,578,419
	Switzerland – 4.3%
110,000	Synthes Products for Orthopedic Surgery	13,112,356
8,000	Sika Chemicals for Construction & Industrial Applications	12,402,917
8,000	Geberit Plumbing Supplies	12,325,956
48,000	Burckhardt Compression (b) Gas Compression Pumps	7,756,527
8,000	Givaudan Fragrances & Flavors	7,385,431
100,000	Kuehne & Nagel Freight Forwarding/Logistics	7,274,895
130,000	Logitech International (b) Branded Peripheral Computer Devices	3,731,708
		63,989,790
	Sweden – 2.4%
500,000	Hexagon Measurement Equipment & Polymers	21,285,149
384,100	SWECO Engineering Consultants	14,809,080
		36,094,229

See accompanying notes to financial statements.
8

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares		Value
	Italy – 2.2%
3,000,000	CIR Italian Holding Company	$9,921,550
150,000	Banca Italease (b) Italian Leasing & Factoring Leader	8,715,372
1,000,000	Amplifon Hearing Aid Retailer	8,427,401
573,000	GranitiFiandre Innovative Stoneware	6,192,290
		33,256,613
	Denmark – 1.0%
87,000	Novozymes Industrial Enzymes	7,458,265
125,000	Thrane & Thrane Mobile Transceivers for Satellite Communications	6,923,967
		14,382,232
	Greece – 0.9%
380,000	Intralot Lottery & Gaming Systems/Services	13,290,911
	Poland – 0.8%
396,800	Central European Distribution (b) Vodka Production & Alcohol Distribution	11,784,960
	Austria – 0.7%
100,000	Wienerberger Bricks & Clay Roofing Tiles	5,939,584
122,988	Zumtobel (b) Lighting Systems	3,913,355
		9,852,939
	Spain – 0.7%
230,000	Red Electrica de Espana Spanish Power Grid	9,847,599
	Czech Repulic – 0.6%
56,000	Komercni Banka Leading Czech Universal Bank	8,337,339
	Russia – 0.5%
181,900	RosBusinessConsulting (b) Financial Information, Media & IT Services in Russia	8,149,120
	Finland – 0.5%
488,000	Poyry Engineering Consultants	7,602,289

Number of Shares		Value
	Norway – 0.4%
730,000	Kongsberg Automotive Automotive Seating & Component Supplier	$6,670,740
	Total Europe	844,418,876
	Asia – 22.3%
	Japan – 13.7%
270,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	15,137,818
17,500	Jupiter Telecommunications (b) Largest Cable Service Provider in Japan	14,040,497
410,000	JSR Films & Chemicals for LCD Screens & Electronics	10,625,623
265,000	Hoya Opto-electrical Components & Eyeglass Lenses	10,346,050
400,000	As One Scientific Supplies Distributor	10,242,833
1,250,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	9,903,922
2,100	Kenedix Real Estate Investment Management	9,499,204
145,000	USS Used Car Auctioneer	9,450,048
190,000	Daito Trust Construction Apartment Builder	8,693,047
1,960	Risa Partners NPL & Real Estate Related Investment	8,284,035
350,000	Yusen Air & Sea Service Airfreight Logistics	7,575,374
242,000	Ito En Bottled Tea & Other Beverages	7,379,332
145,000	Ibiden Electronic Parts & Ceramics	7,324,061
300,000	Ushio Industrial Light Sources	6,175,287
152,600	Hogy Medical Disposable Surgical Products	5,904,884
400,000	Park24 Parking Lot Operator	5,131,858
210,000	Kintetsu World Express Airfreight Logistics	5,104,773
600,000	Chiba Bank Regional Bank	5,078,462

See accompanying notes to financial statements.
9

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares		Value
	Japan – 13.7% (cont)
325,000	T. Hasegawa Industrial Flavors & Fragrances	$5,048,574
900	Osaka Securities Exchange Osaka Securities Exchange	4,492,562
670,400	Hiroshima Bank Regional Bank	3,889,965
160,000	FCC Auto/Motorcycle Clutches	3,869,408
31,000	Nakanishi Dental Tools & Machinery	3,806,799
520,000	Bank of Fukuoka Regional Bank	3,797,720
5,000	Sparx Asset Management Fund Management	3,700,442
440,000	Kamigumi Port Cargo Handling & Logistics	3,605,738
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,448,465
200,000	Cosel Industrial Standard Switching Power Supply System	3,200,216
24,000	Hirose Electric Electrical Connectors	2,730,368
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	2,418,425
1,030	Message Nursing Care Facilities	1,690,727
73,500	Nagaileben Medical/Health Care Related Clothes	1,582,110
		203,178,627
	China – 2.4%
6,308,000	China Shipping Development China's Dominant Shipper for Oil & Coal	9,655,274
16,141,000	Lenovo Group Third Largest PC Vendor Globally	6,546,664
15,000,000	Global Bio-chem Technology Group Refiner of Corn-based Commodities	5,046,860
6,512,000	TPV Technology Original Design Manufacturer for LCD Monitor & Flat TV	4,112,794
170,000	Sohu.com (b) Chinese Internet Portal/Online Advertising	4,080,000

Number of Shares		Value
6,000,000	China Green An Agricultural Grower & Processor in China	$3,271,535
1,865,000	Travelsky Technology Online Air Travel Bookings in China	2,848,400
		35,561,527
	Hong Kong – 1.8%
1,650,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	18,023,621
5,000,000	Techtronic Industries Power Tools & Motorized Appliances	6,471,843
1,301,000	EganaGoldpfeil A Leather & Fashion Accessories Brand Manager	732,383
32,700	Melco-PBL Entertainment Macau (b) Macau Casino Operator	695,202
		25,923,049
	Taiwan – 1.4%
2,141,119	Advantech Embedded Computers	7,693,441
2,600,000	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	5,302,086
1,109,886	Novatek Microelectronics LCD-related Integrated Circuits Designer	5,028,607
975,000	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	2,975,548
		20,999,682
	India – 1.0%
300,000	Housing Development Finance Indian Mortgage Lender	11,050,067
230,000	Asian Paints India's Largest Paint Company	3,799,385
		14,849,452
	Singapore – 0.9%
2,300,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	8,503,349
3,990,000	ComfortDelGro Taxi & Mass Transit Service	4,187,587
		12,690,936

See accompanying notes to financial statements.
10

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares		Value
	Korea – 0.7%
37,292	MegaStudy (b) Online Education Service Provider	$5,494,478
80,700	YBM Sisa.com Online Language Educator & Tester	2,030,295
61,000	Woongjin Thinkbig Education Provider for Pre-school/Elementary School	1,293,888
37,600	Taewoong A Player in the Niche Customized Forging Market	1,290,334
		10,108,995
	Indonesia – 0.4%
5,000,000	Perusahaan Gas Negara Gas Pipeline Operator	6,449,102
	Total Asia	329,761,370
	Other Countries – 12.2%
	Canada – 4.8%
3,500,000	UrAsia Energy (b)(c) Uranium Mining in Kazakhstan	16,117,138
362,700	Alliance Atlantis Communication (b) CATV Channels, TV/Movie Production/Distribution	15,700,464
430,000	ShawCor Oil & Gas Pipeline Products	9,236,805
465,000	RONA (b) Leading Canadian Do-it-yourself Retailer	8,373,708
52,500	Potash World's Largest Producer of Potash	7,532,700
350,000	Van Houtte Coffee Services & Equipment	5,228,315
1,000,000	Northern Orion Resources (b) Copper & Gold Mining in Argentina	3,635,896
250,000	Ivanhoe Mines (b) Copper Mine Project in Mongolia	2,465,378
240,000	Enerflex Systems Natural Gas Compresser Rental & Fabrication	2,274,150
778,055	RailPower Technologies (b)(c) Hybrid Locomotives	1,007,472
		71,572,026
	Australia – 3.6%
1,420,000	Jubilee Mines Nickel Mining	17,689,349

Number of Shares		Value
900,000	Billabong International Action Sports Apparel Brand Manager	$12,368,861
1,317,567	ABC Learning Centres Childcare Centers	8,698,319
1,403,100	Sino Gold (b) Gold Mining in The People's Republic of China	8,091,853
100,000	Perpetual Trustees Mutual Fund Management	6,158,684
		53,007,066
	South Africa – 2.1%
484,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	12,687,863
430,000	Naspers Media & Education in Africa & other Emerging Markets	10,194,335
1,500,000	Edgars Consolidated Stores Retail Conglomerate	8,324,144
		31,206,342
	United States – 1.2%
350,000	Atwood Oceanics (b) Offshore Drilling Contractor	17,139,500
	New Zealand – 0.5%
2,058,621	Sky City Entertainment Casino/Entertainment Complex	7,455,584
	Total Other Countries	180,380,518
	Latin America – 4.7%
	Brazil – 3.0%
1,780,000	Suzano Papel e Celulose Pulp & Paper Producer	17,567,277
900,000	Natura Cosmeticos Direct Retailer of Cosmetics	12,487,330
242,000	Porto Seguro Auto & Life Insurance	7,586,463
150,000	Localiza Rent A Car Car Rental	4,490,552
214,900	Brascan Residential Properties (b) High-end Residential Property Developer	1,803,641
		43,935,263

See accompanying notes to financial statements.
11

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Statement of Investments December 31, 2006

Number of Shares or Principal Amount		Value
	Mexico – 1.7%
1,500,000	Consorcio ARA Affordable Housing Builder	$10,205,498
153,300	Grupo Aeroportuario del Surest (b) Cancun & Cozumel Airport Operator	6,510,651
1,800,000	Urbi Desarrollos Urbanos (b) Affordable Housing Builder	6,498,195
30,000	Grupo Aeroportuario del Pacifica Mexican Aiport Operator	1,175,700
30,000	Grupo Aeroportuario Centro Norte Northern Mexico Airport Operator	667,800
		25,057,844
	Total Latin America	68,993,107
Total Common Stocks (Cost: $906,997,318) – 96.2%		1,423,553,871
Short-Term Obligations – 3.2%
$7,300,000	American General Financing Corp. 5.26% due 01/09/07	7,291,467
7,300,000	Ebury Finance Ltd. 5.33% due 01/08/07	7,292,434
7,300,000	La Fayette Asset Securities 5.35% due 01/05/07	7,295,661
7,200,000	Manhattan Asset Funding Co. LLC 5.32% due 01/04/07	7,196,808
7,200,000	Morrigan TRR LLC 5.33% due 01/02/07	7,198,934
7,200,000	Triple A One Funding Corp. 5.35% due 01/03/07	7,197,860

Principal Amount		Value
$4,007,000	Repurchase Agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 5.15% collateralized by a Federal National Mortgage Association Note, maturing 01/19/16, market value of $4,090,350 (repurchase proceeds: $4,009,293)	$4,007,000
Total Short-Term Obligations (Amortized Cost: $47,480,164)		47,480,164
Total Investments (Cost: $954,477,482) – 99.4% (a)(d)		1,471,034,035
Cash and Other Assets Less Liabilities – 0.6%		9,088,784
Total Net Assets – 100%		1,480,122,819

Notes to Statement of Investments:

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $961,951,135 and net unrealized appreciation was $509,082,900, consisting of gross unrealized appreciation of $530,971,798 and gross unrealized depreciation of $21,888,898.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, these securities had an aggregate value of $6,252,618, which represented 0.42% of net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
UrAsia Energy	10/26/05, 2/1/06	1,149,300	$2,030,744	$5,292,408
RailPower Technologies	11/10 – 11/18/05	741,555	3,360,112	960,210
			$5,390,856	$6,252,618

(d)  At December 31, 2006, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$550,932,296	37.2%
Japanese Yen	203,178,626	13.7
British Pounds	139,034,269	9.4
U.S. Dollars	110,259,697	7.5
Other currencies less than 5% of total net assets	467,629,147	31.6
	$1,471,034,035	99.4%

See accompanying notes to financial statements.
12

Wanger International Small Cap 2006 Annual Report

Wanger International Small Cap

Portfolio Diversification December 31, 2006

At December 31, 2006, the Fund's portfolio investments was diversified as follows:

	Value	Percent of Net Assets
Industrial Goods & Services
Specialty Chemicals	$109,762,281	7.4%
Other Industrial Services	77,665,825	5.2
Construction	54,107,107	3.7
Machinery	42,344,782	2.9
Conglomerates	41,576,394	2.8
Electrical Compoments	22,759,611	1.6
Outsourcing & Training Services	22,491,388	1.5
Industrial Distribution	19,435,004	1.3
	390,142,392	26.4
Consumer Goods & Services
Food	56,091,617	3.8
Retail	43,711,536	2.9
Consumer Services	37,946,290	2.5
Casinos	25,414,634	1.7
Goods Distribution	21,235,008	1.4
Apparels	20,331,351	1.4
Durable Goods	18,862,742	1.3
Non Durable Goods	14,441,506	1.0
Entertainment	13,016,365	0.9
Leisure Products	8,872,152	0.6
Travel	7,338,952	0.5
Consumer Electronics	4,112,794	0.3
	271,374,947	18.3
Information Technology
Computer Hardware & Related Equipment	31,971,760	2.2
Financial Processors	26,526,970	1.8
Business Information & Marketing Services	25,757,139	1.7
Satellite Broadcasting	17,760,340	1.2
Television Programming	15,700,464	1.1
Semiconductors & Related Equipment	15,374,657	1.0
Internet Related	15,320,117	1.0
Cable Television	14,040,497	0.9
Television Broadcasting	10,194,335	0.7
Business Software	9,661,560	0.6
Computer Services	8,315,694	0.6
Telecommunication Equipment	6,923,967	0.5
Electronics Distribution	5,302,086	0.4
	202,849,586	13.7

	Value	Percent of Net Assets
Finance
Banks	$81,639,071	5.5%
Finance Companies	55,037,802	3.7
Insurance	32,626,884	2.2
Money Management	18,047,201	1.2
Savings & Loans	11,050,067	0.8
	198,401,025	13.4
Energy & Minerals
Mining	73,264,077	5.0
Oil Services	67,765,289	4.6
Agricultural Commodities (includes Forestry)	22,614,137	1.5
Refining/Marketing/Distribution	17,730,077	1.2
Oil/Gas Producers	10,221,572	0.7
	191,595,152	13.0
Other
Transportation	46,694,612	3.2
Real Estate	46,600,474	3.1
Regulated Utilities	19,769,149	1.3
	113,064,235	7.6
Health Care
Services	18,950,783	1.3
Pharmaceuticals	16,576,401	1.1
Medical Equipment	13,112,356	0.9
Hospital/Laboratory Supplies	7,486,994	0.5
	56,126,534	3.8
Total Common Stocks	1,423,553,871	96.2
Short-Term Obligations	47,480,164	3.2
Total Investments	1,471,034,035	99.4
Cash & Other Assets Less Liabilities	9,088,784	0.6
Net Assets	$1,480,122,819	100.0%

See accompanying notes to financial statements.
13

Wanger International Small Cap 2006 Annual Report

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at cost	$954,477,482
Investments, at value	$1,471,034,035
Cash	434
Foreign currency (cost of $6,891,044)	6,900,128
Receivable for:
Investments sold	2,842,306
Fund shares sold	155,061
Interest	1,784
Dividends	1,205,935
Foreign tax reclaims	119,558
Total Assets	1,482,259,241
Liabilities:
Payable for:
Investments purchased	649,075
Fund shares repurchased	213,964
Investment advisory fee	1,101,372
Transfer agent fee	30
Trustees' fees	1,553
Custody fee	44,996
Other liabilities	125,432
Total Liabilities	2,136,422
Net Assets	$1,480,122,819
Composition of Net Assets:
Paid-in capital	$832,413,460
Undistributed net investment income	6,742,938
Accumulated net realized gain	124,406,713
Net unrealized appreciation on:
Investments	516,556,553
Foreign currency translations	3,155
Net Assets	$1,480,122,819
Fund Shares Outstanding	35,435,908
Net asset value, offering price and redemption price per share	$41.77

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of foreign taxes withheld of $1,683,112)	$20,437,264
Interest income	2,014,806
Total Investment Income	22,452,070
Expenses:
Investment advisory fee	11,257,303
Transfer agent fee	329
Trustees' fees	75,880
Custody fee	643,692
Audit fee	31,678
Legal fee	192,564
Reports to shareholders	217,787
Non-recurring costs (See Note 9)	8,238
Chief compliance officer expenses (See Note 4)	23,334
Other expenses (See Note 5)	37,351
Total Operating Expenses	12,488,156
Interest expense	6,708
Total Expenses	12,494,864
Non-recurring costs assumed by Investment Advisor (See Note 9)	(8,238)
Custody earnings credit	(2,846)
Net Expenses	12,483,780
Net Investment Income	9,968,290
Net Realized and Unrealized Gain (Loss) on Portfolio Positions and Foreign Currency:
Net realized gain (loss) on:
Investments	133,358,914
Foreign currency transactions	(325,118)
Net realized loss on disposal of investments purchased/sold in error (See Note 8)	—
Net realized gain	133,033,796
Net change in unrealized appreciation (depreciation) on:
Investments	239,545,237
Foreign currency translations	(48,298)
Net change in unrealized appreciation	239,496,939
Net Gain	372,530,735
Net Increase in Net Assets from Operations	$382,499,025

See accompanying notes to financial statements.
14

Wanger International Small Cap 2006 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2006	2005
From Operations:
Net investment income	$9,968,290	$6,925,101
Net realized gain on investments and foreign currency transactions	133,033,796	49,977,164
Net change in unrealized appreciation on investments and foreign currency translations	239,496,939	99,148,485
Net Increase in Net Assets from Operations	382,499,025	156,050,750
Distributions Declared to Shareholders:
From net investment income	(6,400,167)	(6,966,978)
Share Transactions:
Subscriptions	235,925,977	260,306,767
Distributions reinvested	6,400,167	6,966,978
Redemptions	(111,559,587)	(49,872,795)
Net Increase from Share Transactions	130,766,557	217,400,950
Total Increase in Net Assets	506,865,415	366,484,722
Net Assets:
Beginning of period	973,257,404	606,772,682
End of period	$1,480,122,819	$973,257,404
Undistributed net investment income at end of period	$6,742,938	$1,847,515

See accompanying notes to financial statements.
15

Wanger International Small Cap 2006 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$30.63		$25.46		$19.68	$13.27	$15.40
Income from Investment Operations:
Net investment income (a)	0.29		0.25		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	11.04		5.20		5.80	6.33	(2.20)
Total from Investment Operations	11.33		5.45		5.93	6.46	(2.13)
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.28)		(0.15)	(0.05)	—
Net Asset Value, End of Period	$41.77		$30.63		$25.46	$19.68	$13.27
Total Return (b)	37.16%		21.53	% (c)	30.27%	48.86%	(13.83)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (d)	1.01%		1.13%		1.36%	1.41%	1.47%
Interest expense	0.00	%(e)	—		—	—	—
Total net expenses (d)	1.01%		1.13%		1.36%	1.41%	1.47%
Net investment income(d)	0.81%		0.92%		0.59%	0.85%	0.46%
Waiver	—		0.02%		—	—	—
Portfolio turnover rate	41%		24%		47%	45%	54%
Net assets, end of period (000's)	$1,480,123		$973,257		$606,773	$380,726	$216,084

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
16

Wanger International Small Cap 2006 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Small Cap (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchanges and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered in to such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general

17

Wanger International Small Cap 2006 Annual Report

Notes to Financial Statements

indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,327,300	$(1,327,300)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	6,400,167	$6,966,978

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$26,947,048	$111,678,515	$509,083,796

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, foreign currency transactions and passive foreign investment company ("PFIC") adjustments.

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital. Capital loss carryforwards of $7,293,526 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below.

Average Daily Net Assets	Annual Fee Rate
For the First $100 million	1.15%
Next $150 million	1.00%
Next $250 million	0.95%
In excess of $500 million	0.85%

For the year ended December 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.91%.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2006, the Fund paid $75,880 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives a reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2006, the Fund engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $9,752,322, and $2,965,449, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations.

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Wanger International Small Cap 2006 Annual Report

Notes to Financial Statements

For the year ended December 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Fund was as follows:

Average Amount Outstanding	Average Interest Rate
$115,068	5.750%

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2006	Year ended December 31, 2005
Shares sold	6,658,470	9,532,675
Shares issued in reinvestment of dividend distributions	192,371	252,061
Less shares redeemed	(3,192,246)	(1,842,378)
Net increase in shares outstanding	3,658,595	7,942,358

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were $572,877,265 and $484,571,007, respectively.

8.  Other

During the year ended December 31, 2006, the Fund had a realized loss due to a trading error. The loss of $3,300 was reimbursed by Columbia WAM.

9.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a noticed of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, CM has assumed $8,238 in consulting services and legal fees incurred by the Fund in connection with these matters.

19

Wanger International Small Cap 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Small Cap (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The December financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

20

Wanger International Small Cap 2006 Annual Report

Unaudited Information

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $111,678,515.

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $1,683,112 ($0.05 per share) are expected to be passed though to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2006.

21

Wanger International Small Cap 2006 Annual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

22

Wanger International Small Cap 2006 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

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Wanger International Small Cap 2006 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

24

Wanger International Small Cap 2006 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

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Wanger International Small Cap 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

The Compliance/Contract Review Committee (the "Committee") of the board of trustees of the Wanger Advisors Trust (the "Trust") meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the Amended and Restated Investment Advisory Agreement (the "Agreement") of the Wanger Advisors Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer, who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLP, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

On July 24, 2006 the board of trustees most recently approved the continuation of the Agreement in the form presented at the meeting through July 31, 2007. The board actions followed Committee meetings held in April, May and July 2006.

In considering whether to approve the continuation of the Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement.

Nature, quality and extent of services. Throughout the contract renewal process, the trustees reviewed the nature, quality and extent of CWAM's services to the Funds, as outlined in the Fee Evaluation and the Agreement, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At various Committee meetings and other informal meetings, the trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, implementing an effective compliance program, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Furthermore, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order (the "Order") by providing them with necessary information.

During the contract renewal process, the trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel at the current time, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel. However, the trustees noted that CWAM may need to hire additional personnel as assets under management grow.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM, intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various Committee and board meetings, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that Wanger U.S. Smaller Companies and Wanger Select had outperformed their respective benchmarks and peers. The trustees also considered that Lipper and Morningstar had ranked both domestic Funds number one in their respective peer groups for the past five years. With respect to the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, the trustees considered that each Fund had underperformed its respective benchmark and peers. However, they noted that the Lipper peer groups for both international Funds consisted of funds that held more large-cap securities than the Funds. Additionally, the trustees considered that, as reported at Committee and board meetings by the CWAM portfolio managers, the international Funds' underperformance might be largely attributed to their underweight in Japanese securities, and CWAM had since taken steps to strengthen its research team in that region and had made changes to its portfolio management team. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of advisory fees and the actual advisory fees, as ranked by Morningstar, for Wanger U.S. Smaller Companies and Wanger Select were higher than the median advisory fees of their respective peer groups,

26

Wanger International Small Cap 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

while the advisory fees for the international Funds were lower than their respective peer groups. As ranked by Lipper, the advisory fees of all of the Funds were higher than their respective peer groups. The trustees also considered that the expense ratios of each of the domestic Funds were higher, and the expense ratios of each of the international Funds were lower than the median expense ratios of their respective peer groups, as ranked by Morningstar.

Throughout the contract renewal process, the trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for its institutional separate accounts as detailed in the Fee Evaluation. Although in some instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the Fee Evaluation noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process, which they found to be sound.

The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted that the unified board of the Trust and Columbia Acorn Trust, another registered investment company advised by CWAM, if elected by the shareholders at the meeting scheduled for September 11, 2006, should continue to evaluate the Funds' investment advisory fees and consider breakpoints as asset levels rise.1 The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

Economies of Scale. At various meetings throughout the contract renewal process, the trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees noted that the advisory fee schedule for Wanger U.S. Smaller Companies contained two breakpoints and the advisory fee schedule for Wanger International Small Cap contained three breakpoints that reduce the fee rate on assets above specified levels. The trustees determined not to include additional breakpoints at this time, concluding that the fee schedule for each Fund provided sharing of economies of scale to some degree. The trustees agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. Throughout the contract renewal process, the trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. The trustees noted that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefore, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. At various committee and informal meetings throughout the contract renewal process, the trustees considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees determined that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.

New Terms of the Agreement. As previously mentioned, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Order by providing them with necessary information.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement, as proposed to be amended, was in the best interest of each Fund. On July 24, 2006, the trustees approved the continuation of the Agreement, as amended to incorporate the new terms described above.

1 Fund shareholders elected the unified board at the Trust's shareholder meeting held on September 11, 2006.

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Wanger International Small Cap 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Margaret Eisen, 53, Trustee	2006	Managing Director, CFA institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Columbia Acorn Trust.

Jerome Kahn, Jr., 72, Trustee	2006	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 47, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust.

David C. Kleinman, 71, Trustee	2006	Adjunct professor of strategic management, University of Chicago Graduate School of Business; Business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust.

Allan B. Muchin, 70, Trustee	2006	Chairman emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	2006	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust.

James A. Star, 45, Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Columbia Acorn Trust.

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Wanger International Small Cap 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Patricia H. Werhane, 71, Trustee	1998	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia, since 1993; Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present), and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Columbia Acorn Trust.

John A. Wing, 71, Trustee	2006	Partner, Dancing Lion Investment Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bancorp; Columbia Acorn Trust.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid (1), 53, Trustee and President	2006	President of Wanger Advisors Trust, since 1994; President and Chief Investment Officer, CWAM since 2003; Portfolio manager since 1995 and director of research, 1992-2003; CWAM interim director of international research, CWAM 2003-2004; president since 2003, Columbia Acorn Trust.	10	Columbia Acorn Trust.

Ralph Wanger(2), 72, Trustee	1994	Founder, former president, chief investment officer and portfolio manager, CWAM (July 1992 to September 2003); president of Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994 to September 2003); director, Wanger Investment Company PLC; advisor to CWAM (September 2003-September 2005).	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; vice president, Columbia Acorn Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Columbia Acorn Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Columbia Acorn Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of CWAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Columbia Acorn Trust since March 2006; Group Operations Manager, CWAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

29

Wanger International Small Cap 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since May 2006; assistant treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, CWAM since April 1995; vice president, treasurer and secretary, Columbia Acorn Trust; director, Wanger Investment Company PLC; and director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, CWAM since 2005; vice president, Columbia Acorn Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; director of domestic research, CWAM since March 2004; vice president, Columbia Acorn Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; vice president, Columbia Acorn Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; vice president, Columbia Acorn Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Columbia Acorn Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Columbia Acorn Trust; Executive Administrator, CWAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

(1)  Trustee who is an "interested person" of Wanger Advisors Trust ("WAT") and of Columbia Wanger Asset Management, L.P. ("CWAM"), as defined in the Investment Company Act of 1940 (the "1940 Act"), because he is an officer of WAT and/or because he is an employee or other affiliated person of CWAM.

(2)  Trustee who is treated as an "interested person" of WAT and of CWAM, as defined in the 1940 Act, because he is a former officer of WAT, former employee of CWAM and former consultant to CWAM.

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Wanger International Small Cap 2006 Annual Report

Special Notice

A special meeting of the shareholders was held on September 11, 2006 for the purpose of electing eleven trustees, two of whom, Patricia Werhane and Ralph Wanger, were existing trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 14, 2006. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following eleven trustees, by the votes shown below:

Nominee	For	Against	Abstain/BNV*
Margaret Eisen	87,805,765.187	2,652,357.371	0
Jerome Kahn, Jr.	87,131,007.452	3,327,115.106	0
Steven N. Kaplan	87,604,219.594	2,853,902.964	0
David C. Kleinman	87,304,377.265	3,153,745.293	0
Charles P. McQuaid	87,915,076.317	2,543,046.241	0
Allan B. Muchin	87,388,561.627	3,069,560.931	0
Robert E. Nason	87,540,409.570	2,917,712.988	0
James A. Star	87,875,879.245	2,582,243.313	0
Ralph Wanger	87,578,551.313	2,879,571.245	0
Patricia H. Werhane	87,593,275.610	2,864,846.948	0
John A. Wing	87,559,125.923	2,898,996.635	0

*  "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

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Wanger International Small Cap 2006 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP

Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

32

Wanger Advisors Trust

SHC-42/116662 1206 02/07 07/33817

Wanger Select

2006 Annual Report

  Wanger Select

  2006 Annual Report

1	Understanding Your Expenses

2	Small Caps: The Dilbert Antidote

5	Performance Review

7	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

16	Report of Independent Registered Public Accounting Firm

17	Unaudited Information

18	Management Fee Evaluation of the Senior Officer

22	Board Approval of the Amended and Restated Advisory Agreement

24	Board of Trustees and Management of Wanger Advisors Trust

27	Special Notice

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 35 years of small- and mid-cap investment experience. Columbia WAM manages more than $32.9 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is a SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice, and the portfolio managers may alter a Fund's portfolio holdings based on these views and the Fund's circumstances at that time.

Wanger Select 2006 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,134.50	1,020.47	5.06	4.79	0.94

*For the six months ended December 31, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2006 Annual Report

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

I have expressed concerns about small-cap valuations in the past. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and

2

Wanger Select 2006 Annual Report

structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it." 7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. The companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

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Wanger Select 2006 Annual Report

While there are losers in both the large and small cap ranks, a minority of enormously successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had what we believe to be some spectacular winners over the life of our Funds. These have far offset our losers.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

1U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return linked with the Russell 2500 in 12/31/1978 and for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3As of January 9, 2007.

4Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5Ibid., pg. 9.

6Ibid., pg. 36.

7Ibid., pg. 88.

8Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9Ibid., pg. 192.

10In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The datelines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

The views expressed in this column are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the author disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

4

Wanger Select 2006 Annual Report

Performance Review Wanger Select

Ben Andrews

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. For monthly performance updates, call 1-888-4-WANGER.

Wanger Select returned 19.70% (without insurance charges) for the year, well ahead of the S&P MidCap 400's 10.32% gain and the S&P 500's 15.79% return. Our goal for 2006 was to outperform the Fund's benchmark index as well as provide a positive return for shareholders. We are happy to say that we delivered on both.

UrAsia Energy led the way with a 149% gain in the Fund for the year as uranium prices reached a record of $70 per pound vs. $36 at the end of 2005. The recent flooding of competitor Cameco's Cigar Lake Mine caused part of the price jump. Cameco announced that its initial predicted production of eight million lbs/yr (5% of world demand) would be delayed by at least one year. Production of uranium at Cigar Lake was forecasted to begin in early 2008 and utilities were counting on the new supply to meet the growing demand for fuel to run nuclear reactors. While Cameco expects the mine may eventually produce 18 million lbs/yr, if it faces longer production delays than it anticipates, uranium prices could remain high, benefiting UrAsia.

On the downside, Avid Technology, which lagged all year, fell 32% (or reduced the Fund's return by 1.31%) as the company guided sales and earnings down for 2006 due to delayed products and an acquisition that needed resuscitation. While obviously disappointed, we believe the long-term outlook remains sound and we added to the Fund's position in the stock. Avid is a leader in editing and storage equipment for the film and news industries. Additionally, we believe that Avid has the potential to become a leader in consumer video and audio editing in the next few years. Over the last decade, consumer competition has dwindled while product demand has increased. We believe that this nascent market should give Avid an opportunity for solid revenue growth.

Most other losses for the year were relatively small in position size or percentages. In fact, all losses combined for the year took away just 3.61% from Fund gains. On the up side, the five top winners (UrAsia Energy, Safeway, Potash, Liberty Global and Harley-Davidson) accounted for 11.76% of the Fund's 19.70% return.

In the second half of the year we sold three positions, Tribune Company, Career Education and Mine Safety Appliances, while we purchased seven new stocks. A couple of these new positions are small as we continue to determine if our theories for ownership are correct. If our confidence builds so might these positions, otherwise we likely will exit.

As we enter 2007, we see plenty of what we consider to be positive signs: falling oil prices, low inflation rates despite a sharp run up in raw materials (perhaps due to the outsourcing of labor), 10-year treasury yields (though off their bottom) near historical lows, and a rebounding dollar. But we believe that there are plenty of troubling signs as well. We get nervous when the most popular investments are emerging market debt, obscure credit derivatives, and private equity, which are leading a buyout frenzy funded with debt. As always, our primary focus is to beat the Fund's benchmark despite all the macroeconomic noise.

The risks of owning the Fund include stock market fluctuations due to economic and business developments, and potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies.

Fund's Positions in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

UrAsia Energy	6.2%
Safeway	5.5%
Liberty Global	4.7%
Avid Technology	3.6%
Potash	3.1%
Harley-Davidson	2.4%
Career Education	0.0%
Mine Safety Appliances	0.0%
Tribune Company	0.0%

5

Wanger Select 2006 Annual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through December 31, 2006

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2006, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows larger. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results to December 31, 2006

	4th quarter	1 year
Wanger Select	10.52%	19.70%
S&P MidCap 400	6.99	10.32
S&P 500	6.70	15.79

NAV as of 12/31/06: $26.15

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 12/31/06

Consumer Goods & Services	31.6%
Information Group	25.9
Energy & Minerals	12.9
Finance	12.2
Industrial Goods & Services	9.1

Top 10 Holdings

As a % of net assets, as of 12/31/06

1. UrAsia Energy Uranium Mining in Kazakhstan	6.2%
2. Safeway Supermarkets	5.5%
3. Tellabs Telecommunications Equipment	5.1%
4. Liberty Global CATV Holding Company	4.7%
5. ITT Educational Services Post-secondary Degree Programs	4.4%
6. Abercrombie & Fitch Teen Apparel Retailer	4.4%
7. American Tower Communication Towers in USA & Mexico	3.8%
8. Expedia Online Travel Services Company	3.7%
9. Avid Technology Digital Nonlinear Editing Software & Systems	3.6%
10. Janus Capital Group Manages Mutual Funds	3.4%

6

Wanger Select 2006 Annual Report

Wanger Select

Statement of Investments December 31, 2006

Number of Shares		Value
	Common Stocks – 93.3%
	Consumer Goods & Services – 31.6%
	Retail – 11.9%
279,000	Safeway Supermarkets	$9,642,240
110,000	Abercrombie & Fitch Teen Apparel Retailer	7,659,300
67,000	Costco Wholesale Warehouse Superstores	3,542,290
		20,843,830
	Other Consumer Services – 7.5%
116,000	ITT Educational Services (b) Post-secondary Degree Services	7,698,920
58,000	Weight Watchers International Weight Loss Programs	3,046,740
107,100	Universal Technical Institute (b) Vocational Training	2,378,691
		13,124,351
	Travel – 5.1%
310,000	Expedia (b) Online Travel Services Company	6,503,800
140,000	Hertz (b) Largest U.S. Rental Car Operator	2,434,600
		8,938,400
	Leisure Products – 4.1%
60,000	Harley-Davidson Motorcycles & Related Merchandise	4,228,200
59,000	International Speedway Largest Motorsports Racetrack Owner & Operator	3,011,360
		7,239,560
	Apparel – 3.0%
123,000	Coach (b) Designer & Retailer of Branded Leather Accessories	5,284,080
	Consumer Goods & Services Total	55,430,221
	Information Group – 25.9%
	CATV – 6.5%
233,000	Liberty Global Series C (b)	6,524,000
61,000	Liberty Global Series A (b) Cable TV Franchises Outside the U.S.	1,778,150

Number of Shares		Value
197,000	Discovery Holding (b) CATVProgramming	$3,169,730
		11,471,880
	Business Software – 5.4%
171,000	Avid Technology (b) Digital Nonlinear Editing Software & Systems	6,371,460
496,000	Novell (b) Directory, Operating System & Identity Management Software	3,075,200
		9,446,660
	Telecommunications Equipment – 5.1%
870,000	Tellabs (b) Telecommunications Equipment	8,926,200
	Mobile Communications – 4.8%
181,000	American Tower (b) Communications Towers in USA & Mexico	6,747,680
126,000	Globalstar (b) Satellite Mobile Voice & Data Carrier	1,752,660
		8,500,340
	Internet Related – 2.1%
600,000	SkillSoft (b) Web-based Learning Solutions (E-Learning)	3,726,000
	Contract Manufacturing – 1.6%
800,000	Sanmina-SCI (b) Electronic Manufacturing Services	2,760,000
	Computer Services – 0.2%
86,500	AnswerThink Consulting (b) IT Integration & Best Practice Research	266,420
	Semiconductors & Related Equipment – 0.2%
42,500	Canadian Solar (b) Solar Cell & Module Manufacturer	445,400
	Information Group Total	45,549,900
	Energy & Minerals – 12.9%
	Mining – 9.3%
2,360,000	UrAsia Energy (Canada) (b)(c) Uranium Mining in Kazakhstan	10,867,556

See accompanying notes to financial statements.
7

Wanger Select 2006 Annual Report

Wanger Select

Statement of Investments December 31, 2006

Number of Shares		Value
	Mining – 9.3% (cont)
37,500	Potash (Canada) World's Largest Producer of Potash	$5,380,500
		16,248,056
	Oil Services – 3.6%
100,000	Pride International (b) Offshore Drilling Contractor	3,001,000
47,000	FMC Technologies (b) Oil & Gas Well Head Manufacturer	2,896,610
8,000	Atwood Oceanics (b) Offshore Drilling Contractor	391,760
		6,289,370
	Energy & Minerals Total	22,537,426
	Finance – 12.2%
	Brokerage & Money Management – 7.6%
273,000	Janus Capital Group Manages Mutual Funds	5,894,070
77,000	Nuveen Investments Money Management	3,994,760
57,000	SEI Investments Mutual Fund Administration & Investment Management	3,394,920
		13,283,750
	Insurance – 4.6%
8,800	Markel (b) Specialty Insurance	4,224,880
157,000	Conseco (b) Life, Long Term Care & Medical Supplement Insurance	3,136,860
40,000	Montpelier Re Commercial Lines Insurance/Reinsurance	744,400
		8,106,140
	Finance Total	21,389,890
	Industrial Goods & Services – 9.1%
	Outsourcing Services – 2.7%
239,000	Quanta Services (b) Electrical & Telecom Construction Services	4,701,130
	Other Industrial Services – 2.4%
105,000	Expeditors International of Washington International Freight Forwarder	4,252,500

Number of Shares or Principal Amount		Value
	Waste Management – 2.2%
103,000	Waste Management U.S. Garbage Collection & Disposal	$3,787,310
	Steel – 1.8%
177,000	Worthington Industries Steel Processing	3,136,440
	Industrial Goods & Services Total	15,877,380
	Health Care – 1.6%
	Health Care Services – 1.6%
71,000	Lincare Holdings (b) Home Health Care Services	2,828,640
	Health Care Total	2,828,640
Total Common Stocks (Cost of $118,575,269) – 93.3%		163,606,457
Short-Term Obligation – 6.8%
$11,981,000	Repurchase Agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 5.15% collateralized by Federal Home Loan Bank Bond, maturing 01/19/16, market value of $12,220,800 (repurchase proceeds: $11,987,856)	11,981,000
Total Short-Term Obligation (Cost: $11,981,000)		11,981,000
Total Investments: (Cost: $130,556,269) – 100.1% (a)		175,587,457
Cash and Other Assets Less Liabilities – (0.1)%		(241,064)
Total Net Assets – 100.0%		$175,346,393

See accompanying notes to financial statements.
8

Wanger Select 2006 Annual Report

Wanger Select

Statement of Investments December 31, 2006

Notes to Statement of Investments:

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $131,228,849 and net unrealized appreciation was $44,358,608, consisting of gross unrealized appreciation of $47,367,600 and gross unrealized depreciation of $3,008,992.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At December 31, 2006, these securities had an aggregate value of $7,776,749 which represented 4.43% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost
UrAsia Energy	10/26/05, 2/1/06	1,688,800	$2,907,557

At December 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Goods & Services	31.6%
Information Group	25.9
Energy & Minerals	12.9
Finance	12.2
Industrial Goods & Services	9.1
Health Care	1.6
Short-Term Obligation	6.8
Cash and Other Assets Less Liabilities	(0.1)
100.0%

See accompanying notes to financial statements.
9

Wanger Select 2006 Annual Report

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at cost	$130,556,269
Investments, at value	$175,587,457
Cash	391
Receivable for:
Investments sold	319,381
Fund shares sold	10,969
Interest	1,714
Dividends	36,032
Total Assets	175,955,944
Liabilities:
Payable for:
Investments purchased	270,622
Fund shares repurchased	169,326
Investment advisory fee	123,683
Transfer agent fee	21
Trustees' fees	387
Custody fee	802
Other liabilities	44,710
Total Liabilities	609,551
Net Assets	$175,346,393
Composition of Net Assets:
Paid-in capital	$127,149,963
Overdistributed net investment income	(638,940)
Accumulated net realized gain	3,809,201
Net unrealized appreciation (depreciation) on:
Investments	45,031,188
Foreign currency translations	(5,019)
Net Assets	$175,346,393
Fund Shares outstanding	6,705,798
Net asset value, offering price and redemption price per share	$26.15

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $2,849)	$688,573
Interest	334,352
Total Investment Income	1,022,925
Expenses:
Investment advisory fee	1,181,375
Transfer agent fee	231
Trustees' fees	8,252
Custody fee	11,048
Chief compliance officer expenses (See Note 4)	2,552
Non-recurring costs (See Note 8)	928
Other expenses (See Note 5)	101,905
Total Expenses	1,306,291
Non-recurring costs assumed by Investment Advisor (See Note 8)	(928)
Custody earnings credit	(1,739)
Net Expenses	1,303,624
Net Investment Loss	(280,699)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	4,111,675
Foreign currency transactions	(1,991)
Net realized gain	4,109,684
Net change in unrealized appreciation (depreciation) on:
Investments	21,457,951
Foreign currency translations	(5,019)
Net change in unrealized appreciation	21,452,932
Net Gain	25,562,616
Net Increase in Net Assets from Operations	$25,281,917

See accompanying notes to financial statements.
10

Wanger Select 2006 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2006	2005
Operations:
Net investment loss	$(280,699)	$(174,644)
Net realized gain on investments and foreign currency transactions	4,109,684	3,974,336
Net change in unrealized appreciation on investments and foreign currency translations	21,452,932	5,887,592
Net Increase in Net Assets from Operations	25,281,917	9,687,284
Distributions Declared to Shareholders:
From net investment income	(466,512)	—
From net realized gain	(3,873,384)	(5,786,576)
Total Distributions Declared to Shareholders	(4,339,896)	(5,786,576)
Share Transactions:
Subscriptions	67,137,702	25,483,902
Distributions reinvested	4,339,896	5,786,576
Redemptions	(19,746,917)	(14,962,504)
Net Increase from Share Transactions	51,730,681	16,307,974
Total Increase in Net Assets	72,672,702	20,208,682
Net Assets
Beginning of period	102,673,691	82,465,009
End of period	$175,346,393	$102,673,691
Overdistributed net investment income at end of period	$(638,940)	$(184,962)

See accompanying notes to financial statements.
11

Wanger Select 2006 Annual Report

Financial Highlights

	Year Ened December 31,
Selected data for a share outstanding throughout each period	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$22.66	$22.11		$18.55	$14.19	$15.36
Income from Investment Operations:
Net investment loss (a)	(0.05)	(0.04)		(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency translations	4.38	2.12		3.68	4.47	(1.08)
Total from Investment Operations	4.33	2.08		3.58	4.36	(1.17)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)	—		—	—	—
From net realized capital gains	(0.75)	(1.53)		(0.02)	—	—
Total Distributions Declared to Shareholders	(0.84)	(1.53)		(0.02)	—	—
Net Asset Value, End of Period	$26.15	$22.66		$22.11	$18.55	$14.19
Total Return (b)	19.70%	10.49	%(c)	19.31%	30.73%	(7.62)%
Ratios to Average Net Assets:
Expenses (d)	0.94%	0.96%		1.10%	1.15%	1.18%
Net investment loss (d)	(0.20)%	(0.20)%		(0.49)%	(0.65)%	(0.62)%
Waiver	—	0.02%		—	—	—
Portfolio turnover rate	21%	26%		36%	21%	45%
Net assets, end of period (000's)	$175,346	$102,674		$82,465	$52,112	$26,124

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.
12

Wanger Select 2006 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

13

Wanger Select 2006 Annual Report

Notes to Financial Statements

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, passive foreign investment companies ("PFIC") adjustments, net operating losses and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$293,233	$(293,233)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	970,016	$557,324
Long-Term Capital Gain	3,369,880	5,229,252

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$1,335,832	$2,507,821	$44,358,608

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company ("PFIC") adjustments.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.85% of average daily net assets.

The investment advisory agreement also provides that through April 30, 2007 Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the year ended December 31, 2006.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2006, the Fund paid $8,252 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the"Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2006, the Fund engaged is purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $20,440, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2006.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2006	Year ended December 31, 2005
Shares sold	2,825,971	1,226,585
Shares issued in reinvestment of dividend distributions	191,438	294,782
Less shares redeemed	(841,953)	(720,738)
Net increase in shares outstanding	2,175,456	800,629

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were $72,431,886 and $27,477,995, respectively.

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative

14

Wanger Select 2006 Annual Report

Notes to Financial Statements

complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a noticed of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, CM has assumed $928 in consulting services and legal fees incurred by the Fund in connection with these matters.

15

Wanger Select 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

16

Wanger Select 2006 Annual Report

Unaudited Information

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $2,512,715.

17

Wanger Select 2006 Annual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

18

Wanger Select 2006 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)   Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

19

Wanger Select 2006 Annual Report

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

20

Wanger Select 2006 Annual Report

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

21

Wanger Select 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

The Compliance/Contract Review Committee (the "Committee") of the board of trustees of the Wanger Advisors Trust (the "Trust") meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the Amended and Restated Investment Advisory Agreement (the "Agreement") of the Wanger Advisors Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer, who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLP, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

On July 24, 2006 the board of trustees most recently approved the continuation of the Agreement in the form presented at the meeting through July 31, 2007. The board actions followed Committee meetings held in April, May and July 2006.

In considering whether to approve the continuation of the Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement.

Nature, quality and extent of services. Throughout the contract renewal process, the trustees reviewed the nature, quality and extent of CWAM's services to the Funds, as outlined in the Fee Evaluation and the Agreement, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At various Committee meetings and other informal meetings, the trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, implementing an effective compliance program, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Furthermore, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order (the "Order") by providing them with necessary information.

During the contract renewal process, the trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel at the current time, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel. However, the trustees noted that CWAM may need to hire additional personnel as assets under management grow.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM, intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various Committee and board meetings, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that Wanger U.S. Smaller Companies and Wanger Select had outperformed their respective benchmarks and peers. The trustees also considered that Lipper and Morningstar had ranked both domestic Funds number one in their respective peer groups for the past five years. With respect to the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, the trustees considered that each Fund had underperformed its respective benchmark and peers. However, they noted that the Lipper peer groups for both international Funds consisted of funds that held more large-cap securities than the Funds. Additionally, the trustees considered that, as reported at Committee and board meetings by the CWAM portfolio managers, the international Funds' underperformance might be largely attributed to their underweight in Japanese securities, and CWAM had since taken steps to strengthen its research team in that region and had made changes to its portfolio management team. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of advisory fees and the actual advisory fees, as ranked by Morningstar, for Wanger U.S. Smaller Companies and Wanger Select were higher than the median advisory fees of their respective peer groups,

22

Wanger Select 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

while the advisory fees for the international Funds were lower than their respective peer groups. As ranked by Lipper, the advisory fees of all of the Funds were higher than their respective peer groups. The trustees also considered that the expense ratios of each of the domestic Funds were higher, and the expense ratios of each of the international Funds were lower than the median expense ratios of their respective peer groups, as ranked by Morningstar.

Throughout the contract renewal process, the trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for its institutional separate accounts as detailed in the Fee Evaluation. Although in some instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the Fee Evaluation noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process, which they found to be sound.

The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted that the unified board of the Trust and Columbia Acorn Trust, another registered investment company advised by CWAM, if elected by the shareholders at the meeting scheduled for September 11, 2006, should continue to evaluate the Funds' investment advisory fees and consider breakpoints as asset levels rise.1 The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

Economies of Scale. At various meetings throughout the contract renewal process, the trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees noted that the advisory fee schedule for Wanger U.S. Smaller Companies contained two breakpoints and the advisory fee schedule for Wanger International Small Cap contained three breakpoints that reduce the fee rate on assets above specified levels. The trustees determined not to include additional breakpoints at this time, concluding that the fee schedule for each Fund provided sharing of economies of scale to some degree. The trustees agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. Throughout the contract renewal process, the trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. The trustees noted that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefore, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. At various committee and informal meetings throughout the contract renewal process, the trustees considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees determined that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.

New Terms of the Agreement. As previously mentioned, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Order by providing them with necessary information.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement, as proposed to be amended, was in the best interest of each Fund. On July 24, 2006, the trustees approved the continuation of the Agreement, as amended to incorporate the new terms described above.

1 Fund shareholders elected the unified board at the Trust's shareholder meeting held on September 11, 2006.

23

Wanger Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Margaret Eisen, 53, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Columbia Acorn Trust.

Jerome Kahn, Jr., 72, Trustee	2006	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 47, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust.

David C. Kleinman, 71, Trustee	2006	Adjunct professor of strategic management, University of Chicago Graduate School of Business; Business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust.

Allan B. Muchin, 70, Trustee	2006	Chairman emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	2006	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust.

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Wanger Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
James A. Star, 45, Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Columbia Acorn Trust.

Patricia H. Werhane, 71, Trustee	1998	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia, since 1993; Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present), and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Columbia Acorn Trust.

John A. Wing, 71, Trustee	2006	Partner, Dancing Lion Investment Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bankcorp; Columbia Acorn Trust.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid (1), 53, Trustee and President	2006	President of Wanger Advisors Trust, since 1994; President and Chief Investment Officer, CWAM since 2003; Portfolio manager since 1995 and director of research 1992-2003; CWAM interim director of international research, CWAM 2003-2004; president since 2003, Columbia Acorn Trust.	10	Columbia Acorn Trust.

Ralph Wanger (2), 72, Trustee	1994	Founder, former president, chief investment officer and portfolio manager, CWAM (July 1992 to September 2003); president of Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994 to September 2003); director, Wanger Investment Company PLC; advisor to CWAM (September 2003 to September 2005).	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; vice president, Columbia Acorn Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Columbia Acorn Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

25

Wanger Select 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Columbia Acorn Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of CWAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Columbia Acorn Trust since March 2006; Group Operations Manager, CWAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since May 2006; assistant treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, CWAM since April 1995; vice president, treasurer and secretary, Columbia Acorn Trust; director, Wanger Investment Company PLC; and director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, CWAM since 2005; vice president, Columbia Acorn Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; director of domestic research, CWAM since March 2004; vice president, Columbia Acorn Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; vice president, Columbia Acorn Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; vice president, Columbia Acorn Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Columbia Acorn Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Columbia Acorn Trust; Executive Administrator, CWAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

(1)  Trustee who is an "interested person" of Wanger Advisors Trust ("WAT") and of Columbia Wanger Asset Management, L.P. ("CWAM"), as defined in the Investment Company Act of 1940 (the "1940 Act"), because he is an officer of WAT and/or because he is an employee or other affiliated person of CWAM.

(2)  Trustee who is treated as an "interested person" of WAT and of CWAM, as defined in the 1940 Act, because he is a former officer of WAT, former employee of CWAM and former consultant to CWAM.

26

Wanger Select 2006 Annual Report

Special Notice

A special meeting of the shareholders was held on September 11, 2006 for the purpose of electing eleven trustees, two of whom, Patricia Werhane and Ralph Wanger, were existing trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 14, 2006. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following eleven trustees, by the votes shown below:

Nominee	For	Against	Abstain/BNV*
Margaret Eisen	87,805,765.187	2,652,357.371	0
Jerome Kahn, Jr.	87,131,007.452	3,327,115.106	0
Steven N. Kaplan	87,604,219.594	2,853,902.964	0
David C. Kleinman	87,304,377.265	3,153,745.293	0
Charles P. McQuaid	87,915,076.317	2,543,046.241	0
Allan B. Muchin	87,388,561.627	3,069,560.931	0
Robert E. Nason	87,540,409.570	2,917,712.988	0
James A. Star	87,875,879.245	2,582,243.313	0
Ralph Wanger	87,578,551.313	2,879,571.245	0
Patricia H. Werhane	87,593,275.610	2,864,846.948	0
John A. Wing	87,559,125.923	2,898,996.635	0

*  "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

27

Wanger Select 2006 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel
Bell, Boyd & Lloyd LLP

Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

28

Wanger Advisors Trust

SHC-42/116554 1206 02/07 07/33624

Wanger U.S. Smaller Companies

2006 Annual Report

  Wanger U.S. Smaller Companies

  2006 Annual Report

1	Understanding Your Expenses

2	Small Caps: The Dilbert Antidote

5	Performance Review

7	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Unaudited Information

23	Management Fee Evaluation of the Senior Officer

27	Board Approval of the Amended and Restated Advisory Agreement

29	Board of Trustees and Management of Wanger Advisors Trust

32	Special Notice

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small-cap equity managers in the United States with more than 35 years of small- and mid-cap investment experience. Columbia WAM manages more than $32.9 billion in equities and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advises institutional and mutual fund portfolios. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

For more complete information about our funds, including the Columbia Acorn Funds, our fees, risks associated with investing, or expenses, call 1-888-4-WANGER for a prospectus. Read it carefully before you invest or send money. This report is not an offer of the shares of the Columbia Acorn Fund Family.

The discussion in the report of portfolio companies is for illustration only and is not a recommendation of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change at any time without notice, and the portfolio managers may alter a Fund's portfolio holdings based on these views and the Fund's circumstances at that time.

Wanger U.S. Smaller Companies 2006 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2006 – December 31, 2006

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger U.S. Smaller Companies	1,000.00	1,000.00	1,057.62	1,020.37	4.98	4.89	0.96

*For the six months ended December 31, 2006.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger U.S. Smaller Companies 2006 Annual Report

Small Caps: The Dilbert Antidote

Small Caps vs. Large Caps

Small caps edged out large caps in 2006. The Russell 2500 Index appreciated 16.17%, barely more than the S&P 500's 15.79% return, but enough to keep the domestic small-cap winning streak intact.

Our data indicates that the current small-cap cycle began in March 1999. From the end of March 1999 through year-end 2006, the small-cap Russell 2500 Index returned a total of 144.40%, or 12.22% annually. In contrast, the large-cap S&P 500 Index gained 24.69%, or 2.89% annually.

Why have small caps beaten large caps so much for such a long cycle? By many measures, small caps were at 20-year record low relative valuations at the start of the cycle. In contrast, many large caps then seemed very expensive and of course the "bubble" did deflate starting in the first quarter of 2000.

Small-cap earnings growth also helps explain stock performance. Since the beginning of the March 1999 cycle, Russell 2500 Index earnings per share were up 11.11% annually, while large-cap S&P 500 Index earnings were up 7.10% annually. A combination of cheap stocks and faster earnings growth often provides superior investment results.

I have expressed concerns about small-cap valuations in the past. I was perhaps early or maybe just plain wrong. As a firm, we remain cautious, but note that there seems to be no "small-cap mania" or other obvious warning signal for the imminent end of the small-cap cycle. It has become more challenging to find small companies at reasonable prices, but when we see opportunities, we try to take them. For instance, many smaller stocks declined last summer while we believed the business environment was healthy. In September 2006 we took advantage of the slump and added to some of our domestic names at what we thought were good prices.

Small caps have also outperformed over the very long run. The Russell 2500 Index goes back only to 1978, but scholars have linked other time series to derive small- and large-cap performance numbers since 1926.1 From the beginning of 1926 until year-end 2006, small caps returned 12.32% annually while large caps had annual returns of 10.43%. The difference of 1.89% per year may not sound like much, but when compounded over 81 years it makes an enormous difference. A $1,000 investment in small caps would have appreciated to $12,195,329, while the same amount in large caps would have grown to "only" $3,088,420.2

Why have small caps clobbered large caps over the very long term? It seems that many large companies have had problems. We are all aware when a large company such as Enron has a sudden and dramatic collapse. It's big news (kind of like the Hindenburg disaster). But a substantial number of other large companies have more gradually lost market dominance and have provided poor returns to shareholders for years.

At the beginning of the 20th century, United States Steel was the largest stock on the New York Stock Exchange (NYSE). The company fell so far near the end of the century that it was added into the Russell 2500 Index. (As it recovered it was a major upside driver to the benchmark until it graduated out in June 2006.) More recently Kodak, General Motors and Sears spent at least one year between 1966 and 1971 among the top five NYSE capitalization companies. They now do not even rank among the top 300.3 These sorts of declines merit further analysis.

From the Desk of Dilbert

Since we are students of smaller companies, when considering reasons for large company declines, we need to turn to experts on large companies. Scott Adams, in his book, The Dilbert Principle, points out that he worked for a large company for seventeen years. He writes, "Most business books are written by consultants and professors who haven't spent much time in a cubicle."4

Adams parodies the experiences of employees and management of large companies. He makes his money writing comic strips on the topic. In Dilbert's world his company is a politicized bureaucracy populated by stupid, arrogant managers who do not value employees or customers. His boss is every employee's worst nightmare. Still, Adams' views from his cubicle do provide some useful and humorous insights.

Adams points out early on that people are idiots, including himself. He offers this true example of idiots on the customer side: "Kodak introduced a single use camera called the Weekender. Customers have called the support line to ask if it's okay to use it during the week."5 While this anecdote does not explain Kodak's decline it certainly supports Adams' point!

Since larger companies have more people, one may infer that they have more idiots. But, more seriously, Adams notes that large companies often systematically divert employees away from serving customers and place them on committees to develop things like Mission Statements. Once a Mission Statement ("a long awkward sentence that demonstrates management's inability to think clearly"6) is painstakingly created, next can come a Vision Statement. Large companies also like to hire consultants who in turn tell management (a) to change processes and

Wanger U.S. Smaller Companies 2006 Annual Report

structures but not the management, (b) to do what employees have been trying to tell them to do, or (c) to authorize more consulting. Worse yet ... "large companies have legal departments. No project is so risk-free that your company lawyer can't kill it." 7

Adams suggests obvious ways for large companies to succeed. They include focusing on improving employees and products rather than pursuing bureaucratic tasks or adopting the latest managerial fad.

The Innovator's Dilemma

For another take on the business world, we turned to Harvard Business School professor Clayton Christensen. His book, The Innovator's Dilemma,8 explains how well-managed companies often miss opportunities and are injured by new competitors offering disruptive innovations.

Well managed companies tend to listen to customers, study and forecast underlying demand, invest heavily in research, and watch for competitors. They develop improved new products or services that address large established markets and often promise higher margins.

Christensen explains that existing customers often do not want disruptive new products or services. Nascent markets are by nature tiny and unpredictable. At first, disruptive innovations often provide lower performance and margins. Success for these innovations seems unlikely and large companies appear rational to not invest in them.

But this seemingly rational path is often a mistake. Christensen's examples include makers of computer disk drives, minicomputers, mechanical excavators and steel. In each case, existing customers had little desire for innovative new products or processes, which admittedly had some inferior attributes like price/performance or quality vs. existing products. The innovators found niche customers who appreciated some aspects of the new product such as size, ruggedness, or cost, and then improved their products at a faster rate than competitors. What had been an inferior product became fully competitive, at a lower cost.

How can a large company compete against a possible disruptive innovation? Imagine a smart manager saying, "Hey guys, I've got this new, lower performance, lower-margin product that existing customers say they don't want, but we should invest in it anyway should a market develop, in which case we will improve it over time. And oh, by the way, we need to divert people from existing high margin products." That is unlikely. Instead, as Christensen points out, the company's management often decides to continue to go up market, producing high gross-margin products for existing customers. More often than not, this decision is a mistake. Companies unwilling to innovate tend to eventually lose market share.

Christensen offers possible ways for large companies to innovate. A favorite is to create a small, preferably remote, autonomous division with agility and a low-cost structure, whose sole focus is to develop an innovation and sell it to new customers. The division must be able to experience short-term failures and change tactics. Though some large companies have succeeded by taking this approach, few come to mind. This solution is anathema to Dilbert-style bureaucracies and managements.

Small Company Advantages

Most startups and small companies focus on hiring and keeping good employees and providing customers fine products or services. Many are created by refugees from large companies who rejected bureaucracies. Small companies with distinct cultures may not need 72-page expense policies. These companies appear to have more streamlined policies, and some seem to abide by a sort of simplified Golden Rule: "Serve the customers, spend company money wisely, and behave like the founder does." If Adams had started work at a small company he might have remained there, reasonably content. But the world would be poorer without Dilbert.

Christensen says, "Large companies often surrender emerging growth markets because smaller, disruptive companies are actually more capable of pursuing them... Their values embrace small markets, and their cost structures can accommodate lower margins. Their market research and resource allocation processes allow managers to proceed intuitively rather than having to be backed up by careful research and analysis, presented in PowerPoint."9 Small companies seem to have DNA that naturally corresponds to both Adams' and Christensen's managerial solutions.

We admit being clearly biased towards small caps but the reality is that more small companies fail than large companies (in part because there are more small companies to begin with). Small company failures are less newsworthy events and rarely warrant major stories (kind of like third-world bus plunges10). We've owned our share of disappointing companies, including a few bankruptcies.

While there are losers in both the large and small cap ranks, a minority of enormously

Wanger U.S. Smaller Companies 2006 Annual Report

successful small-cap companies with that innovative DNA have driven overall small-cap returns. That is why we believe small-cap investing can be a winner's game. We've had what we believe to be some spectacular winners over the life of our Funds. These have far offset our losers.

Charles P. McQuaid

President and Chief Investment Officer

Columbia Wanger Asset Management, L.P.

1U.S. Small Stock Total Return (Morningstar/Ibbottson Encor Application) linked with the Russell 2500 Index on 12/31/1978. Large-cap data based on the S&P 500.

2Keep in mind that an investment cannot be made directly in an index, and past performance is no guarantee of future results. This is for illustrative purposes only and not indicative of any investment. The data assumes reinvestment of all income and does not account for taxes or transaction costs. Source: U.S. Small Stock Total Return linked with the Russell 2500 on 12/31/1978 and, for large caps, the S&P 500. Both equity categories soundly beat inflation. At year end 2006, $11,384 had the purchasing power of $1,000 in 1926. Inflation data from inflationdata.com, calculated using the CPI Index.

3As of January 9, 2007.

4Adams, Scott, The Dilbert Principle (New York: HarperCollins Publishers, 1996), pg. 4.

5Ibid., pg. 9.

6Ibid., pg. 36.

7Ibid., pg. 88.

8Christensen, Clayton M., The Innovator's Dilemma, (New York: HarperCollins Publishers, 1997)

9Ibid., pg. 192.

10In Tim Miller's The Panama Hat Trail (New York: William Morrow and Company, Inc., 1986), the author confesses his fears about Latin American bus rides. These fears have been brought on by years of reading standard, two-sentence bus-plunge pieces used by newspapers in the United States as fillers on the foreign-news page. The datelines change, but the headlines always include the words "bus plunge."

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

The views expressed in this column are those of the author. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the author disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Wanger Advisors Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Wanger Advisors Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Past performance is no guarantee of future results.

Wanger U.S. Smaller Companies 2006 Annual Report

Performance Review Wanger U.S. Smaller Companies

Robert A. Mohn

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For monthly performance updates, call 1-888-4-WANGER.

Wanger U.S. Smaller Companies ended the year up 7.87% (without insurance charges) while the Russell 2000 Index posted an 18.37% gain. The year ended as it began with a run up in the more speculative companies of the small-cap market. These spikes in lesser quality stocks hurt the Fund's relative performance for the year.

The biggest positive contributor to performance in the year was Time Warner Telecom, an owner of fiber optic networks connected to over 6,000 office buildings. The stock was up 102% on strong sales growth. Genlyte Group, a maker of commercial lighting fixtures, was up 46% as non-residential construction increased, driving demand for its products. FMC Technologies rounded out the top three annual winners, posting a 44% gain. FMC makes deep-water oil and gas production systems and demand for its products grew as offshore drilling increased.

Health care and technology stocks were among the laggards for the year. Neurocrine Biosciences was the worst performer, falling 65% before we sold it. The stock collapsed when the FDA withheld full approval of its high dosage sleep medication Indiplon. CNET Networks, a provider of software product reviews on technology websites, was down 38% in the Fund for the year. CNET's business is driven by new product launches and two highly anticipated product launches, Microsoft's Vista and Sony's PlayStation 3, were tardy. Avid Technology, a provider of digital editing software and systems, fell more than 30% in part because broadcasters have been slow to upgrade to digital. Software company Novell fell 30% in the year as the company's transition to open source software is taking longer than the market expected. Outside the health care and technology sectors, retailer Chico's FAS missed the mark with its customers this year, sending the stock down 55%.

2006 was a year when it didn't pay to pay attention to risk. Risky securities such as micro-caps, commodities, emerging markets and complex investment bank-bred derivatives were the big winners. To the daredevils went the spoils. But we believe risk still matters (remember, Evel Knievel occasionally crashed). Our preferred method of managing your Fund's risk level is to stock it with well-capitalized, small-cap businesses possessing long-term economic advantages and trading in the market at sensible prices.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Fund's Positions in Mentioned Holdings

As of 12/31/06, the Fund's positions in the holdings mentioned were:

Genlyte Group	2.2%
Avid Technology	2.0%
FMC Technologies	1.9%
Time Warner Telecom	1.7%
Novell	0.9%
CNET Networks	0.8%
Chico's FAS	0.7%
Neurocrine Biosciences	0.0%

Wanger U.S. Smaller Companies 2006 Annual Report

Growth of a $10,000 Investment in
Wanger U.S. Smaller Companies

Total return for each period,
May 3, 1995 (inception date) through December 31, 2006

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through December 31, 2006, with the Russell 2000 Index. Dividends and capital gains are reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For monthly performance updates, please contact us at 1-888-4-WANGER.

Results as of December 31, 2006

	4th quarter	1 year
Wanger U.S. Smaller Companies	5.42%	7.87%
Russell 2000	8.90	18.37
S&P MidCap 400	6.99	10.32
S&P 500	6.70	15.79

NAV as of 12/31/06: $36.36

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 12/31/06

Information Group	30.1%
Consumer Goods & Services	19.7
Industrial Goods & Services	13.0
Health Care	11.3
Finance	10.2

Top 10 Holdings

As a % of net assets, as of 12/31/06

1. ITT Educational Services Post-secondary Degree Services	2.9%
2. Genlyte Group Commercial Lighting Fixtures	2.2%
3. Avid Technology Digital Nonlinear Editing Software & Systems	2.0%
4. Lincare Holdings Home Health Care Services	1.9%
5. FMC Technologies Oil & Gas Well Head Manufacturer	1.9%
6. Abercrombie & Fitch Teen Apparel Retailer	1.9%
7. AmeriCredit Auto Lending	1.8%
8. Time Warner Telecom Fiber Optic Telephone/Data Services	1.7%
9. Ametek Aerospace/Industrial Instruments	1.6%
10. Kronos Labor Management Solutions	1.5%

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Common Stocks – 96.1%
	Information Group – 30.1%
	Business Software – 7.8%
874,900	Avid Technology (b) Digital Nonlinear Editing Software & Systems	$32,598,774
668,437	Kronos (b) Labor Management Solutions	24,558,375
455,000	Micros Systems (b) Information Systems for Restaurants & Hotels	23,978,500
2,280,000	Novell (b) Directory, Operating System & Identity Management Software	14,136,000
580,000	JDA Software (b) Application/Software & Services for Retailers	7,986,600
327,200	Parametric Technology (b) Engineering Software & Services	5,896,144
304,000	Concur Technologies (b) Web Enabled Cost & Expense Management Software	4,876,160
120,100	Progress Software (b) Application Development Software	3,354,393
820,000	Indus International (b) Enterprise Asset Management Software	3,107,800
350,000	webMethods (b) Enterprise Applications Integration Tools	2,576,000
250,000	Agile Software (b) Product Design Software	1,537,500
47,400	Witness Systems (b) Customer Experience Management Software	830,922
		125,437,168
	Mobile Communications – 4.9%
640,000	American Tower (b) Communications Towers in USA & Mexico	23,859,200
330,000	Alltel Cellular Telephone Services	19,958,400
2,033,000	Dobson Communications (b) Rural & Small City Cellular Telephone Services	17,707,430
495,000	Crown Castle International (b) Communications Towers	15,988,500
88,000	Globalstar (b) Satellite Mobile Voice & Data Carrier	1,224,080
100,000	Openwave Systems (b) Internet Software for Mobile Devices	923,000
		79,660,610

Number of Shares		Value
	Semiconductors & Related Equipment – 2.2%
1,215,500	Integrated Device Technology (b) Communications Semiconductors	$18,815,940
670,000	Entegris (b) Semiconductor Wafer Shipping & Handling Products	7,249,400
100,000	Supertex (b) Mixed-signal Semiconductors	3,925,000
140,000	Microsemi (b) Analog/Mixed Signal Semiconductors	2,751,000
70,000	Littelfuse (b) Little Fuses	2,231,600
		34,972,940
	Telephone Services – 2.1%
1,391,000	Time Warner Telecom (b) Fiber Optic Telephone/Data Services	27,722,630
415,000	Windstream (b) Rural Telephone Franchises	5,901,300
		33,623,930
	Internet Related – 1.7%
1,420,000	CNET Networks (b) Internet Advertising on Niche Websites	12,907,800
530,000	Valueclick (b) Internet Advertising	12,523,900
310,000	SkillSoft (b) Web-based Learning Solutions (E-Learning)	1,925,100
		27,356,800
	Instrumentation – 1.7%
145,000	Mettler Toledo (b) Laboratory Equipment	11,433,250
250,000	Flir Systems (b) Infrared Cameras	7,957,500
155,000	Trimble Navigation (b) GPS-based Instruments	7,863,150
		27,253,900
	Telecommunications Equipment – 1.7%
2,130,000	Tellabs (b) Telecommunications Equipment	21,853,800
130,000	Polycom (b) Video Conferencing Equipment	4,018,300
100,000	Symmetricom (b) Network Timing & Synchronization Devices	892,000
		26,764,100

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Financial Processors – 1.5%
516,880	Global Payments Credit Card Processor	$23,931,544
	Business Information & Marketing Services – 1.5%
485,000	Ceridian (b) HR Services & Payment Processing	13,570,300
443,200	Navigant Consulting (b) Financial Consulting Firm	8,757,632
124,200	infoUSA Business Data for Sales Leads	1,479,222
		23,807,154
	Computer Hardware & Related Equipment – 1.4%
122,800	Amphenol Electronic Connectors	7,623,424
206,400	Nice Systems (Israel) (b) Audio & Video Recording Solutions	6,352,992
81,600	Rogers (b) PCB Laminates & High-performance Foams	4,826,640
90,000	Netgear (b) Networking Products for Small Business & Home	2,362,500
50,000	Avocent (b) Computer Control Switches	1,692,500
		22,858,056
	CATV – 1.2%
740,000	Discovery Holding (b) CATV Programming	11,906,600
1,780,000	Gemstar-TV Guide International (b) TV Program Guides & CATV Programming	7,137,800
		19,044,400
	Radio – 0.7%
561,900	Salem Communications Radio Stations for Religious Programming	6,714,705
260,000	Cumulus Media (b) Radio Stations in Small Cities	2,701,400
515,000	Spanish Broadcasting System (b) Spanish Language Radio Stations	2,116,650
		11,532,755

Number of Shares		Value
	Computer Services – 0.5%
753,000	RCM Technologies (b)(c) Technology & Engineering Services	$4,510,470
705,500	AnswerThink Consulting (b) IT Integration & Best Practice Research	2,172,940
45,000	SRA International (b) Government IT Services	1,203,300
36,939	TALX Outsourced Human Resource Services	1,013,976
		8,900,686
	TV Broadcasting – 0.5%
1,030,000	Entravision Communications (b) Spanish Language TV, Radio & Outdoor	8,466,600
	Gaming Equipment & Services – 0.4%
205,000	Bally Technologies (b) Slot Machines & Software	3,829,400
98,500	Shuffle Master (b) Card Shufflers & Casino Games	2,580,700
		6,410,100
	Television Programming – 0.3%
460,000	Lions Gate Entertainment (b) Film & TV Studio	4,935,800
	Total Information Group	484,956,543
	Consumer Goods & Services – 19.7%
	Retail – 5.2%
431,000	Abercrombie & Fitch Teen Apparel Retailer	30,010,530
490,000	Urban Outfitters (b) Apparel & Home Specialty Retailer	11,284,700
515,000	Chico's FAS (b) Women's Specialty Retail	10,655,350
265,000	AnnTaylor Stores (b) Women's Apparel Retailer	8,702,600
409,150	Christopher & Banks Women's Apparel Retailer	7,634,739
175,000	J Crew Group (b) Multi-channel Branded Retailer	6,746,250

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Retail – 5.2% (cont)
163,000	Genesco (b) Multi-concept Branded Footwear Retailer	$6,079,900
150,000	Gaiam (b) Healthy Living Catalogs & E-Commerce	2,052,000
		83,166,069
	Other Consumer Services – 4.3%
700,000	ITT Educational Services (b) Post-secondary Degree Services	46,459,000
150,000	Weight Watchers International Weight Loss Programs	7,879,500
426,500	Central Parking Owner, Operator, Manager of Parking Lots & Garages	7,677,000
200,000	Universal Technical Institute (b) Vocational Training	4,442,000
40,000	NutriSystem (b) Weight Loss Program	2,535,600
		68,993,100
	Apparel – 4.1%
459,000	Coach (b) Designer & Retailer of Branded Leather Accessories	19,718,640
394,200	Oxford Industries Branded & Private Label Apparel	19,572,030
860,000	True Religion Apparel (b) Premium Denim	13,166,600
480,200	Carter's (b) Children's Branded Apparel	12,245,100
45,000	Heelys (b) Wheeled Footwear	1,444,950
		66,147,320
	Leisure Products – 2.2%
366,300	International Speedway Largest Motorsports Racetrack Owner & Operator	18,695,952
248,200	Speedway Motorsports Motorsport Racetrack Owner & Operator	9,530,880
390,000	Callaway Golf Premium Golf Clubs & Balls	5,619,900
50,000	Polaris Industries Leisure Vehicles & Related Products	2,341,500
		36,188,232

Number of Shares		Value
	Other Durable Goods – 1.4%
1,478,300	Champion Enterprises (b) Manufactured Homes	$13,836,888
225,000	Cavco Industries (b) Higher End Manufactured Homes	7,884,000
		21,720,888
	Nondurables – 1.2%
323,000	Scotts Miracle-Gro Consumer Lawn & Garden Products	16,682,950
72,000	Jarden (b) Branded Household Products	2,504,880
		19,187,830
	Restaurants – 0.5%
337,500	Sonic (b) Quick Service Restaurant	8,083,125
	Furniture & Textiles – 0.4%
130,000	HNI Office Furniture & Fireplaces	5,773,300
	Casinos & Gaming – 0.2%
100,000	Pinnacle Entertainment (b) Regional Casino Operator	3,314,000
	Travel – 0.1%
45,000	Vail Resorts (b) Ski Resort Operator & Developer	2,016,900
	Consumer Goods Distribution – 0.1%
40,000	Pool Distributor of Swimming Pool Supplies & Equipment	1,566,800
	Total Consumer Goods & Services	316,157,564

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Industrial Goods & Services – 13.0%
	Machinery – 7.5%
795,000	Ametek Aerospace/Industrial Instruments	$25,312,800
492,300	ESCO Technologies (b) Automatic Electric Meter Readers	22,370,112
690,600	Pentair Pumps, Water Treatment & Tools	21,684,840
365,100	Nordson Dispensing Systems for Adhesives & Coatings	18,192,933
191,300	Mine Safety Appliances Safety Equipment	7,011,145
196,000	Clarcor Mobile & Industrial Filters	6,626,760
177,300	Donaldson Industrial Air Filtration	6,154,083
236,400	K&F Industries Holdings (b) Aircraft Wheels, Brakes & Fuel Tank Bladders	5,368,644
71,800	Toro Turf Maintenance Equipment	3,348,034
132,000	Goodman Global (b) HVAC Equipment Manufacturer	2,270,400
50,000	Kaydon Specialized Friction & Motion Control Products	1,987,000
		120,326,751
	Electrical Components – 2.2%
453,000	Genlyte Group (b) Commercial Lighting Fixtures	35,383,830
	Outsourcing Services – 1.2%
450,000	Quanta Services (b) Electrical & Telecom Construction Services	8,851,500
165,000	Administaff Professional Employer Organization	7,057,050
180,000	Labor Ready (b) Temporary Manual Labor	3,299,400
		19,207,950

Number of Shares		Value
	Construction – 0.7%
191,400	Florida Rock Aggregates & Concrete	$8,239,770
35,000	Martin Marietta Materials Aggregates	3,636,850
		11,876,620
	Other Industrial Services – 0.5%
130,000	Forward Air Freight Transportation Between Airports	3,760,900
75,900	G&K Services Uniform Rental	2,951,751
63,000	UTI Worldwide Global Logistics & Freight Forwarding	1,883,700
		8,596,351
	Industrial Distribution – 0.4%
70,000	Watsco HVAC Distribution	3,301,200
50,000	Airgas Industrial Gas Distributor	2,026,000
56,800	NuCo2 (b) Bulk Co2 Gas Distribution to Restaurants	1,396,712
		6,723,912
	Waste Management – 0.3%
122,800	Waste Connections (b) Solid Waste Management	5,102,340
	Industrial Materials & Specialty Chemicals – 0.2%
100,000	Drew Industries (b) RV & Manufactured Home Components	2,601,000
	Total Industrial Goods & Services	209,818,754

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Health Care – 11.3%
	Health Care Services – 3.2%
766,000	Lincare Holdings (b) Home Health Care Services	$30,517,440
180,000	LCA-Vision Lasik Surgery Centers	6,184,800
205,000	United Surgical Partners (b) Outpatient Surgery Center	5,811,750
175,000	PRA International (b) Contract Research Organization	4,422,250
66,000	Charles River Laboratories (b) Pharmaceutical Research	2,854,500
75,000	PSS World Medical (b) Medical Supplies Distributor	1,464,750
		51,255,490
	Biotechnology & Drug Delivery – 3.0%
955,000	PDL BioPharma (b) Proprietary Monoclonal Antibodies	19,233,700
670,000	Nektar Therapeutics (b) Drug Delivery Technologies	10,190,700
522,500	Ligand Pharmaceuticals (b) Drugs for Pain, Cancer, Osteoporosis & Diabetes	5,721,375
3,690,300	Medicure (b)(d) Cardiovascular Biotech Company	4,277,058
738,060	Medicure – Warrants (b)(d) Cardiovascular Biotech Company	—
716,400	Decode Genetics (b) Drugs for Heart Attack, Asthma & Vascular Disease	3,245,292
225,000	Arena Pharmaceuticals (b) Novel Drug Targeting Technology	2,904,750
440,000	Nuvelo (b) Development-stage Biotech Focused on Cardiovascular/Cancer	1,760,000
215,000	Neurogen (b) Development-stage Biotech Focused on Neurology	1,279,250
250,000	Locus Discovery, Series D, Pfd. (b)(d) High Throughput Rational Drug Design	68,250
		48,680,375
	Medical Equipment & Devices – 2.1%
412,000	Edwards Lifesciences (b) Heart Valves	19,380,480

Number of Shares		Value
105,000	Vital Signs Anesthesia, Respiratory & Sleep Products	$5,241,600
137,227	Advanced Medical Optics (b) Medical Devices for Eye Care	4,830,390
93,500	Orthofix International (b) Bone Fixation & Stimulation Devices	4,675,000
		34,127,470
	Pharmaceuticals – 1.7%
270,000	The Medicines Company (b) Specialty Pharmaceuticals for Cardiovascular	8,564,400
400,000	MGI Pharma (b) Specialty Pharmaceuticals for Oncology & Acute Care	7,364,000
490,000	QLT (b) Specialty Pharmaceuticals for Ophthalmology & Dermatology	4,145,400
110,000	Medicis Pharmaceutical Specialty Pharmaceuticals for Dermatology	3,864,300
150,000	Collagenex Pharmaceuticals (b) Specialty Pharmaceuticals for Dermatology	2,095,500
255,104	Barrier Therapeutics (b) Specialty Pharmaceuticals for Dermatology	1,923,484
		27,957,084
	Medical Supplies – 1.3%
235,700	ICU Medical (b) Intravenous Therapy Products	9,588,276
190,000	Arrow International Disposable Catheters	6,722,200
70,700	Techne (b) Cytokines, Antibodies & Other Reagents for Life Science	3,920,315
		20,230,791
	Total Health Care	182,251,210
	Finance – 10.2%
	Insurance – 4.1%
720,500	HCC Insurance Holdings Specialty Insurance	23,120,845
36,500	Markel (b) Specialty Insurance	17,523,650
276,000	Leucadia National Insurance Holding Company	7,783,200

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Insurance – 4.1% (cont)
105,000	Philadelphia Consolidated Holding (b) Specialty Insurance	$4,678,800
87,000	Delphi Financial Group Group Employee Benefit Products & Services	3,520,020
150,000	Montpelier Re Commercial Lines Insurance/Reinsurance	2,791,500
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	2,743,500
77,000	United America Indemnity (b) Specialty Insurance	1,950,410
120,557	Eastern Insurance Holdings (b) Workers Comp & Specialty Insurance	1,755,310
		65,867,235
	Finance Companies – 2.7%
1,135,400	AmeriCredit (b) Auto Lending	28,578,018
214,800	World Acceptance (b) Personal Loans	10,084,860
130,000	McGrath Rentcorp Temporary Space & IT Equipment Rentals	3,981,900
		42,644,778
	Banks – 1.8%
284,500	TCF Financial Great Lakes Bank	7,800,990
146,975	Chittenden Vermont & Western Massachusetts Banks	4,510,663
179,908	First Busey Illinois Bank	4,146,879
95,000	Greene County Bancshares Tennessee Bank	3,774,350
125,000	Lakeland Financial Indiana Bank	3,191,250
114,816	Glacier Bancorp Mountain States Bank	2,806,103
35,000	Associated Banc-Corp Midwest Bank	1,220,800
20,000	First Financial Bankshares West Texas Bank	837,200
31,500	West Bancorporation Des Moines Commercial Bank	560,070

Number of Shares		Value
15,454	Pacific Continental Niche Pacific N.W. Bank	$297,953
		29,146,258
	Brokerage & Money Management – 1.2%
321,000	SEI Investments Mutual Fund Administration & Investment Management	19,118,760
	Savings & Loans – 0.4%
80,000	People's Bank Bridgeport Connecticut Savings & Loan	3,569,600
110,200	Anchor Bancorp Wisconsin Wisconsin Thrift	3,175,964
		6,745,564
	Total Finance	163,522,595
	Energy & Minerals – 8.9%
	Oil Services – 4.8%
490,700	FMC Technologies (b) Oil & Gas Well Head Manufacturer	30,241,841
275,800	Atwood Oceanics (b) Offshore Drilling Contractor	13,505,926
423,000	Pride International (b) Offshore Drilling Contractor	12,694,230
625,000	Hanover Compressor (b) Natural Gas Compressor Rental & Fabrication	11,806,250
142,500	CARBO Ceramics Natural Gas Well Stimulants	5,325,225
205,000	Key Energy Services (b) Well Workover Services	3,208,250
		76,781,722
	Oil & Gas Producers – 3.5%
400,000	Ultra Petroleum (b) Oil & Gas Producer	19,100,000
416,000	Equitable Resources Natural Gas Producer & Utility	17,368,000
195,000	Quicksilver Resources (b) Natural Gas & Coal Seam Gas Producer	7,135,050
193,600	Southwestern Energy (b) Natural Gas Producer	6,785,680

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Number of Shares		Value
	Oil & Gas Producers – 3.5% (cont)
450,000	Vaalco Energy (b) Oil & Gas Producer	$3,037,500
80,000	St. Mary Land & Exploration Oil & Gas Producer	2,947,200
		56,373,430
	Oil Refining, Marketing & Distribution – 0.6%
185,000	Atmos Energy Dallas Natural Gas Utility	5,903,350
94,000	Oneok Natural Gas Distribution, Pipeline Processing & Trading	4,053,280
		9,956,630
	Total Energy & Minerals	143,111,782
	Other – 2.9%
	Real Estate – 1.7%
560,000	DiamondRock Hospitality Hotel Owner	10,085,600
340,000	Highland Hospitality Hotel Owner	4,845,000
77,500	Gaylord Entertainment (b) Convention Hotels	3,947,075
100,000	Digital Realty Trust Technology-focused Office Buildings	3,423,000
150,000	Kite Realty Group Community Shopping Centers	2,793,000
90,000	American Campus Communities Student Housing	2,562,300
		27,655,975
	Regulated Utilities – 0.6%
345,000	Northeast Utilities Regulated Electric Utility	9,715,200
	Transportation – 0.6%
580,800	Heartland Express Regional Trucker	8,723,616
	Total Other	46,094,791
Total Common Stocks (Cost: $1,027,285,571) – 96.1%		1,545,913,239

Principal Amount		Value
Short–Term Obligations – 4.1%
$8,100,000	Amsterdam Funding Corp. 5.28% due 01/09/07	$8,090,496
8,000,000	Ebury Finance Ltd. 5.31% due 01/03/07	7,997,640
8,100,000	Gotham Funding Corp. 5.33% due 01/02/07	8,098,801
8,100,000	La Fayette Asset Securities 5.33% due 01/10/07	8,089,207
8,000,000	Manhattan Asset Funding Co. LLC 5.31% due 01/04/07	7,996,460
8,000,000	Morrigan TRR LLC 5.35% due 01/05/07	7,995,244
8,000,000	Working Capital Management Co. LP 5.30% due 01/08/07	7,991,756
9,127,000	Repurchase Agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 5.15% collateralized by a Federal National Mortgage Association Note, maturing 01/19/16, market value of $9,311,325 (repurchase proceeds: $9,132,223)	9,127,000
Total Short-Term Obligations (Amortized Cost: $65,386,604)		65,386,604
Total Investments (cost: $1,092,672,175) (a) – 100.2%		1,611,299,843
Cash and Other Assets Less Liabilities – (0.2)%		(2,959,651)
Total Net Assets – 100%		1,608,340,192

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger U.S. Smaller Companies

Statement of Investments December 31, 2006

Notes to Statement of Investments

(a)  At December 31, 2006, for federal income tax purposes cost of investments was $1,092,984,324 and net unrealized appreciation was $518,315,519, consisting of gross unrealized appreciation of $565,020,694 and gross unrealized depreciation of $46,705,175.

(b)  Non-income producing security.

(c)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of the following company:

RCM Technologies	6.38%

The aggregate cost and value of this investment at December 31, 2006, was $5,474,962 and $4,510,470 respectively. Investments in affiliate companies represent 0.28% of total net assets at December 31, 2006. Investment activity and income amounts related to affiliates during the year ended December 31, 2006, were as follows:

Dividend Income	$—
Net realized gain or loss	—
Change in unrealized gain or loss	670,170
Purchases	—
Proceeds from sales	—

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2006, these securities had an aggregate value of $4,345,308, which represented 0.27% of net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	250,000	$1,000,000	$68,250
Medicure	12/22/06	3,690,300	4,797,390	4,277,058
Medicure - Warrants	12/22/06	738,060	0	0
			$5,797,390	$4,345,308

At December 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Group	30.1%
Consumer Goods & Services	19.7
Industrial Goods & Services	13.0
Health Care	11.3
Finance	10.2
Energy & Minerals	8.9
Other Industries	2.9
Short-Term Obligations	4.1
Cash and Other Assets Less Liabilities	(0.2)
100.0

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Statement of Assets and Liabilities
December 31, 2006

Assets:
Unaffiliated investments, at cost	$1,087,197,213
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$1,606,789,373
Affiliated investments, at value (See Note 4)	4,510,470
Cash	502
Receivable for:
Investments sold	314,265
Fund shares sold	176,919
Interest	3,917
Dividends	672,038
Foreign tax reclaims	1,905
Total Assets	1,612,469,389
Liabilities:
Payable for:
Investments purchased	2,199,109
Fund shares repurchased	589,528
Investment advisory fee	1,241,764
Transfer agent fee	48
Trustees' fees	1,845
Custody fee	2,204
Other liabilities	94,699
Total Liabilities	4,129,197
Net Assets	$1,608,340,192
Composition of Net Assets:
Paid-in capital	$1,004,843,905
Overdistributed net investment income	(9,413)
Accumulated net realized gain	84,878,032
Net unrealized appreciation on investments	518,627,668
Net Assets	$1,608,340,192
Fund Shares outstanding	44,232,988
Net asset value, offering price and redemption price per share	$36.36

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $12,287)	$7,350,327
Interest income	6,727,653
Total Investment Income	14,077,980
Expenses:
Investment advisory fee	14,426,386
Transfer agent fee	551
Trustees' fees	106,235
Custody fee	52,046
Audit fee	30,443
Legal fee	248,489
Reports to shareholders	275,147
Non-recurring costs (See Note 9)	10,686
Chief compliance officer expenses (See Note 4)	31,783
Other expenses (See Note 5)	38,407
Total Operating Expenses	15,220,173
Interest expense	8,944
Total Expenses	15,229,117
Non-recurring costs assumed by Investment Advisor (See Note 9)	(10,686)
Custody earnings credit	(20,818)
Net Expenses	15,197,613
Net Investment Loss	(1,119,633)
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Investments	86,495,092
Net realized loss on disposal of investments purchased/sold in error (See Note 8)	—
Net realized gain	86,495,092
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	27,110,156
Affiliated Investments (see Note 4)	670,170
Liquidated Security	(60,150)
Net change in unrealized appreciation	27,720,176
Net Gain	114,215,268
Net Increase in Net Assets from Operations	$113,095,635

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2006	2005
From Operations:
Net investment income (loss)	$(1,119,633)	$3,637,119
Net realized gain on investments	86,495,092	55,808,347
Net change in unrealized appreciation on investments	27,720,176	84,085,468
Net Increase in Net Assets from Operations	113,095,635	143,530,934
Distributions Declared to Shareholders:
From net investment income	(3,589,922)	—
From net realized gains	(50,639,120)	—
Total Distributions Declared to Shareholders	(54,229,042)	—
Share Transactions:
Subscriptions	193,269,036	281,666,708
Distributions reinvested	54,229,042	—
Redemptions	(191,719,601)	(85,055,673)
Net Increase from Share Transactions	55,778,477	196,611,035
Total Increase in Net Assets	114,645,070	340,141,969
Net Assets:
Beginning of period	1,493,695,122	1,153,553,153
End of period	$1,608,340,192	$1,493,695,122
Undistributed (Overdistributed) net investment income at end of period	$(9,413)	$3,544,817

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$34.90		$31.37		$26.51	$18.51	$22.25
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		0.09		(0.14)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	2.71		3.44		5.00	8.11	(3.64)
Total from Investment Operations	2.69		3.53		4.86	8.00	(3.74)
Less Distributions Declared to Shareholders:
From net investment income	(0.08)		—		—	—	—
From net realized capital gains	(1.15)		—		—	—	—
Total Distributions Declared to Shareholders	(1.23)		—		—	—	—
Net Asset Value, End of Period	$36.36		$34.90		$31.37	$26.51	$18.51
Total Return (b)	7.87%		11.25	%(c)	18.33%	43.22%	(16.81)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (d)	0.95%		0.95%		1.00%	0.99%	1.05%
Interest expense	0.00	%(e)	—		—	—	—
Total net expenses(d)	0.95%		0.95%		1.00%	0.99%	1.05%
Net investment income (loss)(d)	(0.07)%		0.29%		(0.49)%	(0.48)%	(0.47)%
Waiver	—		0.00	%(e)	—	—	—
Portfolio turnover rate	19%		11%		15%	10%	16%
Net assets, end of period (000's)	$1,608,340		$1,493,695		$1,153,553	$822,658	$471,726

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had no impact.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2006 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger U.S. Smaller Companies (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on the NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

The Fund estimates components of distributions from Real Estate Investment Trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate has no impact on the Fund's net assets.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Wanger U.S. Smaller Companies 2006 Annual Report

Notes to Financial Statements

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications and net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$1,155,325	$(1,155,325)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

December 31, 2006
Distributions paid from:
Ordinary Income*	$3,784,450
Long-Term Capital Gains	50,444,592

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$1,760,549	$83,429,632	$518,315,519

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to non-deductible deferred trustees fees, deferral of losses from wash sales.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc., (CM) which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
For the first $100 million	0.99%
Next $150 million	0.94%
In excess of $250 million	0.89%

For the year ended December 31, 2006, the Fund's annualized effective investment advisory fee rate was 0.90%.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the year ended December 31, 2006, the Fund paid $106,235 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On December 31, 2006, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 14.

During the year ended December 31, 2006, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $5,335 and $150,900, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum for 2006 was accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the average daily loan balance outstanding and the weighted average interest rates for the Fund was as follows:

Average Amount Outstanding	Average Interest Rate
$153,425	5.750%

Wanger U.S. Smaller Companies 2006 Annual Report

Notes to Financial Statements

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2006	Year ended December 31, 2005
Shares sold	5,444,074	8,661,418
Shares issued in reinvestment of dividend distributions	1,565,956	—
Less shares redeemed	(5,577,186)	(2,637,907)
Net increase in shares outstanding	1,432,844	6,023,511

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2006 were $439,420,536 and $277,259,105, respectively.

8.  Other

During the year ended December 31, 2006, the Fund had a realized loss due to a trading error. The loss of $777 was reimbursed by Columbia WAM.

9.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. Plaintiffs timely filed a noticed of appeal of the district court's dismissal order with the First Circuit Court of Appeals. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The settlement has not yet been finalized or approved by the court.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

For the year ended December 31, 2006, CM has assumed $10,686 in consulting services and legal fees incurred by the Fund in connection with these matters.

Wanger U.S. Smaller Companies 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger U.S. Smaller Companies

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger U.S. Smaller Companies (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2007

Wanger U.S. Smaller Companies 2006 Annual Report

Unaudited Information

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designated long-term capital gains of $83,472,937, and 100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2006, qualifies for the corporate dividends received deduction.

Wanger U.S. Smaller Companies 2006 Annual Report

[Excerpts from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

2006

Wanger U.S. Smaller Companies 2006 Annual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Wanger Advisors Trust's family of funds (the "WAT Funds" or "WAT" or "Trust"), only if the trustees of the WAT Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [WAT Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the WAT Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; and (4) custodial expenses incurred to hold the securities purchased by the Funds.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the WAT Funds, has proposed that the Trust enter into an agreement that "bundles" the first two categories listed above: advisory and administrative services. The fees paid under this agreement are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the WAT Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contract between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the WAT Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each WAT Fund.

On November 17, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the WAT Funds' proposed advisory and administrative fee contract with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2005 Evaluation

This is the second annual evaluation prepared in connection with the Order. The first annual evaluation ("2005 Evaluation") was issued on July 25, 2005. This evaluation follows the same structure as the 2005 Evaluation. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is the largely the same as last year. I have noted in this Report where methodologies diverged significantly.

This evaluation was performed in cooperation and regular communication with the Compliance/Contract Renewal Committee of the Board.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the WAT Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expense, adviser profitability, and other information. In advance of the contract renewal process, the Board also explored CWAM's potential capacity restraints as they relate to the larger Columbia Acorn Fund complex managed by CWAM. The adviser's capacity to manage increasing assets is an issue posed by the size of the Columbia Acorn Fund, but impacts the domestic WAT Funds as well. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and were not influenced by the adviser. CWAM itself identified what it considers its competition in formulating its own peer group, and the Trustees considered that data as well.

Wanger U.S. Smaller Companies 2006 Annual Report

My evaluation of the advisory contract was shaped, as it was last year, by my experience as WAT's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

Since the 2005 Evaluation was issued, the Board has considered the recommendations and conclusions of that Report. In connection with the July 2005 contract renewal, the Board added a breakpoint of 10 basis points for Wanger International Small Cap for assets in excess of $500 million. Since that fund now has assets of $1.2 billion, management fees were reduced as a result. The Board has also gathered data on payments made by CWAM to insurance company partners as part of the Board's on-going consideration of whether to institute Rule 12b-1 fees for the WAT Funds. Finally, it has gathered and considered data from CWAM regarding its capacity to invest fund assets effectively.

This Report, its supporting materials and the data contained in other materials submitted to the Compliance/Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the WAT Funds' shareholders.

Finally, it should be noted that in June 2006, the WAT and Columbia Acorn Boards agreed in principle to merge, subject to appropriate shareholder approval. In view of this development, the WAT Trustees are considering the extension of the existing advisory contract for an interim period that would facilitate a review of the agreement by the combined board following the proposed merger for the remainder of the renewal period (through July 2007). Regardless of how the WAT Trustees ultimately choose to proceed in this respect, this Report provides the WAT Board with sufficient information to make an informed decision at this time regarding the advisory contract.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trust was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions last year. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels in my evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Wanger US Smaller Companies and Wanger Select both rank very favorably against their peers. The international Funds have not, however, performed nearly as well as the domestic Funds, and continue to lag their benchmarks and peers. Management is taking steps to improve the performance of these funds.

2.  Management Fees relative to Peers. The management fee rankings for the domestic funds are below their peers and hence less favorable to shareholders than competitors' funds. The international Funds fare much better, but the Morningstar and Lipper rankings diverge sharply.

3.  Administrative Fees. The WAT Funds pay a bundled fee that combines advisory fees and administrative expense, so ranking these fees separately was not possible.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the WAT Funds.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive, and in some areas have declined in the past year. Indirect costs allocated to CWAM by its parent organization, however, have increased substantially. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the WAT Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets under management increase. They are, however, only partially reflected in the management fee schedule for the Funds. If the WAT Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.

Wanger U.S. Smaller Companies 2006 Annual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the WAT Funds. Several areas merit comment.

  a.  Capacity. CWAM's assets under management have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The WAT Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

In my opinion, the process of negotiating an advisory contract for the WAT Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Monitor the performance of the international funds.

3.  Continue to monitor CWAM's capacity limitations to insure that CWAM's expanding assets under management do not impair investment performance.

4.  Consider unbundling of advisory and administrative fees.

5.  Continue their consideration of whether to implement a plan under Rule 12b-1.

Robert P. Scales
July 24, 2006

Wanger U.S. Smaller Companies 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

The Compliance/Contract Review Committee (the "Committee") of the board of trustees of the Wanger Advisors Trust (the "Trust") meets on a regular basis and holds special meetings as otherwise necessary or advisable to review the Amended and Restated Investment Advisory Agreement (the "Agreement") of the Wanger Advisors Funds (the "Funds") and determines whether to recommend that the full board approve the continuation of the Agreement for an additional term. The Committee is comprised of three or more trustees, each of whom is an independent trustee, and the Trust's Chief Compliance Officer, who is a non-voting member of the Committee. After the Committee has made its recommendation, the full board, including the independent trustees, determines whether to approve the continuation of the Agreement. In addition, the board, including the independent trustees, considers matters bearing on the Agreement at most of their other meetings throughout the year and meets at least quarterly with the portfolio managers employed by Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' investment adviser.

The trustees receive all materials that they or CWAM believe to be reasonably necessary for them to evaluate the Agreement and determine whether to approve the continuation of the Agreement. Those materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and of the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) share sales and redemption data, (iv) information about the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds and (v) information obtained through CWAM's response to a questionnaire prepared at the request of the trustees by Bell, Boyd & Lloyd LLP, independent counsel to the Trust and to the independent trustees. The trustees may also consider other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of CWAM's investment staff and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay Fund expenses or to pay for research products and services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (v) the response of CWAM and its affiliates to various legal and regulatory proceedings since 2003 and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's Senior Officer, who was appointed by the trustees as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees have the opportunity to ask questions of and request additional materials from CWAM.

On July 24, 2006 the board of trustees most recently approved the continuation of the Agreement in the form presented at the meeting through July 31, 2007. The board actions followed Committee meetings held in April, May and July 2006.

In considering whether to approve the continuation of the Agreement, the trustees, including the independent trustees, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The trustees considered the following matters in connection with their continuation of the Agreement.

Nature, quality and extent of services. Throughout the contract renewal process, the trustees reviewed the nature, quality and extent of CWAM's services to the Funds, as outlined in the Fee Evaluation and the Agreement, taking into account the investment objective and strategy of each Fund and the knowledge gained from the board's regular meetings with management. In addition, the trustees reviewed CWAM's resources and key personnel, especially those who provide investment management services to the Funds. At various Committee meetings and other informal meetings, the trustees also considered other services provided to the Funds by CWAM, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, implementing an effective compliance program, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Furthermore, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Mixed and Shared Funding Exemptive Order (the "Order") by providing them with necessary information.

During the contract renewal process, the trustees concluded that the nature and extent of the services provided by CWAM to each Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that CWAM had sufficient personnel at the current time, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well qualified personnel. However, the trustees noted that CWAM may need to hire additional personnel as assets under management grow.

The trustees also negotiated an amended separate agreement with Columbia Management Group, LLC, the parent of CWAM, intended to strengthen the compliance infrastructure for the Funds.

Performance of the Funds. At various Committee and board meetings, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that Wanger U.S. Smaller Companies and Wanger Select had outperformed their respective benchmarks and peers. The trustees also considered that Lipper and Morningstar had ranked both domestic Funds number one in their respective peer groups for the past five years. With respect to the performance of the two international Funds, Wanger International Small Cap and Wanger International Select, the trustees considered that each Fund had underperformed its respective benchmark and peers. However, they noted that the Lipper peer groups for both international Funds consisted of funds that held more large-cap securities than the Funds. Additionally, the trustees considered that, as reported at Committee and board meetings by the CWAM portfolio managers, the international Funds' underperformance might be largely attributed to their underweight in Japanese securities, and CWAM had since taken steps to strengthen its research team in that region and had made changes to its portfolio management team. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of advisory fees and the actual advisory fees, as ranked by Morningstar, for Wanger U.S. Smaller Companies and Wanger Select were higher than the median advisory fees of their respective peer groups,

Wanger U.S. Smaller Companies 2006 Annual Report

Board Approval of the Amended and Restated Advisory Agreement

while the advisory fees for the international Funds were lower than their respective peer groups. As ranked by Lipper, the advisory fees of all of the Funds were higher than their respective peer groups. The trustees also considered that the expense ratios of each of the domestic Funds were higher, and the expense ratios of each of the international Funds were lower than the median expense ratios of their respective peer groups, as ranked by Morningstar.

Throughout the contract renewal process, the trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for its institutional separate accounts as detailed in the Fee Evaluation. Although in some instances its institutional separate account fees for various investment strategies were lower than the advisory fees charged to the Funds with corresponding strategies, the Fee Evaluation noted that CWAM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process, which they found to be sound.

The trustees concluded that the advisory fees and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees noted that the unified board of the Trust and Columbia Acorn Trust, another registered investment company advised by CWAM, if elected by the shareholders at the meeting scheduled for September 11, 2006, should continue to evaluate the Funds' investment advisory fees and consider breakpoints as asset levels rise.1 The trustees also concluded that the Funds' estimated overall expense ratios, taking into account quality of services provided by CWAM and the investment performance of the Funds, were reasonable.

Economies of Scale. At various meetings throughout the contract renewal process, the trustees received and discussed information concerning whether CWAM realizes economies of scale as a Fund's assets increase. The trustees noted that the advisory fee schedule for Wanger U.S. Smaller Companies contained two breakpoints and the advisory fee schedule for Wanger International Small Cap contained three breakpoints that reduce the fee rate on assets above specified levels. The trustees determined not to include additional breakpoints at this time, concluding that the fee schedule for each Fund provided sharing of economies of scale to some degree. The trustees agreed, however, to continue their periodic consideration of the Funds' fee structures and economies of scale.

Other Benefits to CWAM. Throughout the contract renewal process, the trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. The trustees noted that, other than the services to be provided by CWAM and its affiliates pursuant to the Agreement and the fees payable by the Funds therefore, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. At various committee and informal meetings throughout the contract renewal process, the trustees considered CWAM's use of commissions to be paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of CWAM. The trustees determined that CWAM's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although CWAM derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other clients of CWAM.

New Terms of the Agreement. As previously mentioned, the trustees noted that the Agreement, as proposed to be amended, would require CWAM to promptly report any potential or existing conflicts of which it is aware and to assist the trustees in carrying out their responsibilities under the Order by providing them with necessary information.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreement, the trustees, including all of the independent trustees, concluded that the continuation of the Agreement, as proposed to be amended, was in the best interest of each Fund. On July 24, 2006, the trustees approved the continuation of the Agreement, as amended to incorporate the new terms described above.

1 Fund shareholders elected the unified board at the Trust's shareholder meeting held on September 11, 2006.

Wanger U.S. Smaller Companies 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Wanger Advisors Trust:

Margaret Eisen, 53, Trustee	2006	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, managing director, DeGuardiola Advisors (investment bank); formerly managing director, North American Equities at General Motors Asset Management, and director of Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and drugs); Columbia Acorn Trust.

Jerome Kahn, Jr., 72, Trustee	2006	Portfolio manager and stock analyst and former president, William Harris Investors, Inc. (investment adviser).	10	Columbia Acorn Trust.

Steven N. Kaplan, 47, Trustee	2006	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Columbia Acorn Trust.

David C. Kleinman, 71, Trustee	2006	Adjunct professor of strategic management, University of Chicago Graduate School of Business; Business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Columbia Acorn Trust.

Allan B. Muchin, 70, Trustee	2006	Chairman emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

Robert E. Nason, 70, Chairman of the Board and Trustee	2006	Consultant and private investor; formerly executive partner, chief executive officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Columbia Acorn Trust.

James A. Star, 45, Trustee	2006	President, Longview Management Group LLC (investment advisor) since 2003, prior thereto portfolio manager; vice president, Henry Crown and Company (investment firm) since 1994; president and chief investment officer, Star Partners (hedge fund) 1998-2003.	10	Columbia Acorn Trust.

Wanger U.S. Smaller Companies 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Patricia H. Werhane, 71, Trustee	1998	Ruffin Professor of Business Ethics, Darden Graduate School of Business Administration, University of Virginia, since 1993; Senior Fellow of the Olsson Center for Applied Ethics, Darden Graduate School of Business Administration, University of Virginia (2001 to present), and Wicklander Chair of Business Ethics and Director of the Institute for Business and Professional Ethics, DePaul University (since September 2003).	10	Columbia Acorn Trust.

John A. Wing, 71, Trustee	2006	Partner, Dancing Lion Investment Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly chairman of the board and chief executive officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and chief executive officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust and First Chicago Bancorp; Columbia Acorn Trust.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid (1), 53, Trustee and President	2006	President of Wanger Advisors Trust, since 1994; President and Chief Investment Officer, CWAM since 2003; Portfolio manager since 1995 and director of research 1992-2003; CWAM interim director of international research, CWAM 2003-2004; president since 2003, Columbia Acorn Trust.	10	Columbia Acorn Trust.

Ralph Wanger (2), 72, Trustee	1994	Founder, former president, chief investment officer and portfolio manager, CWAM (July 1992 to September 2003); president of Columbia Acorn Trust (1992 to September 2003); president, Wanger Advisors Trust (1994 to September 2003); director, Wanger Investment Company PLC; advisor to CWAM (September 2003 to September 2005).	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 40, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; vice president, Columbia Acorn Trust.	10	None.

J. Kevin Connaughton, 42, Assistant Treasurer	2001	Treasurer and Chief Financial Officer Columbia Funds and Liberty All-Star Funds; assistant treasurer Columbia Acorn Trust; treasurer Galaxy Funds (September 2002 to November 2005); treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC (December 2002 to December 2004).	155	Banc of America Capital Management (Ireland), Limited.

Michael G. Clarke, 37, Assistant Treasurer	2004	Assistant treasurer, Columbia Acorn Trust; chief accounting officer and assistant treasurer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October 2004; Managing Director of CWAM; Controller, Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds (May 2004 to October 2004); Assistant Treasurer (June 2002 to May 2004); Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds (February 2001 to June 2002).	155	None.

Jeffrey R. Coleman, 37, Assistant Treasurer	2006	Assistant treasurer, Columbia Acorn Trust since March 2006; Group Operations Manager, CWAM since October 2004; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) (August 2000 to September 2004).	155	None.

Peter T. Fariel, 49, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto Partner, Goodwin Procter LLP (law firm).	155	None.

Wanger U.S. Smaller Companies 2006 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Age at December 31, 2006	Trustee Since	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
John Kunka, 36, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since May 2006; assistant treasurer, Columbia Acorn Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc., September 2005 to May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Bruce H. Lauer, 49, Vice President, Secretary and Treasurer	1995	Chief operating officer, CWAM since April 1995; vice president, treasurer and secretary, Columbia Acorn Trust; director, Wanger Investment Company PLC; and director, Banc of America Capital Management (Ireland) Ltd.	10	None.

Joseph LaPalm, 36, Vice President	2006	Chief compliance officer, CWAM since 2005; vice president, Columbia Acorn Trust since 2006; prior thereto, compliance officer, William Blair & Company (investment firm)	10	None.

Robert A. Mohn, 45, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; director of domestic research, CWAM since March 2004; vice president, Columbia Acorn Trust.	10	None.

Louis J. Mendes, 42, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; vice president, Columbia Acorn Trust; prior thereto, analyst and portfolio manager, Merrill Lynch (investment firm).	10	None.

Christopher Olson, 42, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; vice president, Columbia Acorn Trust.	10	None.

Robert Scales, 54, Chief Compliance Officer, Senior Vice President and General Counsel	2004	Senior vice president, chief legal officer and general counsel, Columbia Acorn Trust since 2004; Associate General Counsel, Grant Thornton LLP prior thereto.	10	None.

Linda Roth-Wiszowaty, 37, Assistant Secretary	2006	Assistant secretary, Columbia Acorn Trust; Executive Administrator, CWAM since April 2004; prior thereto Executive Assistant to the Chief Operating Officer.	10	None.

(1)  Trustee who is an "interested person" of Wanger Advisors Trust ("WAT") and of Columbia Wanger Asset Management, L.P. ("CWAM"), as defined in the Investment Company Act of 1940 (the "1940 Act"), because he is an officer of WAT and/or because he is an employee or other affiliated person of CWAM.

(2)  Trustee who is treated as an "interested person" of WAT and of CWAM, as defined in the 1940 Act, because he is a former officer of WAT, former employee of CWAM and former consultant to CWAM.

Wanger U.S. Smaller Companies 2006 Annual Report

Special Notice

A special meeting of the shareholders was held on September 11, 2006 for the purpose of electing eleven trustees, two of whom, Patricia Werhane and Ralph Wanger, were existing trustees. A Proxy Statement that described the proposal had been mailed to shareholders of record as of July 14, 2006. The holders of the majority of the shares of the Trust entitled to vote at the meeting elected the following eleven trustees, by the votes shown below:

Nominee	For	Against	Abstain/BNV*
Margaret Eisen	87,805,765.187	2,652,357.371	0
Jerome Kahn, Jr.	87,131,007.452	3,327,115.106	0
Steven N. Kaplan	87,604,219.594	2,853,902.964	0
David C. Kleinman	87,304,377.265	3,153,745.293	0
Charles P. McQuaid	87,915,076.317	2,543,046.241	0
Allan B. Muchin	87,388,561.627	3,069,560.931	0
Robert E. Nason	87,540,409.570	2,917,712.988	0
James A. Star	87,875,879.245	2,582,243.313	0
Ralph Wanger	87,578,551.313	2,879,571.245	0
Patricia H. Werhane	87,593,275.610	2,864,846.948	0
John A. Wing	87,559,125.923	2,898,996.635	0

*  "BNVs" or "broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Wanger U.S. Smaller Companies 2006 Annual Report

Wanger Advisors Trust

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, Massachusetts

02266-8081

Distributor

Columbia Management Distributors, Inc.

One Financial Center

Boston, Massachusetts

02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP

Chicago, Illinois

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

Wanger Advisors Trust

SHC-42/116661-1206 02/07 07/33629

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 87,800	$83,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 12,600	$12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees consist of certain agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 13,000	$11,600

Tax Fees incurred in both fiscal years 2006 and 2005 relate to the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are as follows:

2006	2005
$ 1,000	$1,800

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2006 and 2005, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 135,600	$104,200

In both fiscal years 2006 and 2005, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 162,200	$$129,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2007

By (Signature and Title)	/s/Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 22, 2007